UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

WOODWARD, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed in exhibit required by Item 25(p) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Woodward, Inc. 1081 Woodward Way Fort Collins, Colorado 80524 Tel: 970-482-5811 Fax: 970-498-3050

WOODWARD, INC.

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

December 6, 2024

Dear Stockholder:

You are cordially invited to join our Board of Directors and senior leadership for Woodward, Inc.’s Annual Meeting of Stockholders on Wednesday, January 29, 2025 at 8:00 a.m. Mountain Time. In order to enable more stockholders to attend the meeting, this year’s Annual Meeting will be a virtual-only meeting. There will be no physical location for in-person attendance at the Annual Meeting.

In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/WWD. Registration ends on January 28, 2025 at 5:00 p.m. Mountain Time. Upon completing your registration, you will receive via email further instructions and a unique link that will allow you access to the meeting. Please be sure to follow the instructions found on your proxy card and/or voting authorization form, as well as subsequent instructions that will be delivered to you via email.

Your vote is very important to us and to the continued success of our Company. Please complete and return your proxy card by mail, or vote via telephone or the internet, as soon as possible regardless of whether you plan to attend the virtual meeting. Thank you in advance for your continuing commitment to Woodward.

Sincerely yours,

WOODWARD, INC.

Charles P. Blankenship, Jr.

Chairman, Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

In order to enable more stockholders to attend the meeting, this year’s Annual Meeting of Stockholders of Woodward, Inc. (“Woodward” or the "Company") will be held virtually at the date and time below. There will be no in-person meeting location. At the Annual Meeting, stockholders will be asked to consider and vote upon the matters set forth in this notice.

Date and Time:

Wednesday, January 29, 2025
8:00 a.m. Mountain Time

Place:

To attend and participate in the Annual Meeting:

Register at www.proxydocs.com/WWD. Registration ends on January 28, 2025 at 5:00 p.m. Mountain Time. Enter the control number listed on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form.

The Annual Meeting will begin promptly at 8:00 a.m. Mountain Time, on January 29, 2025. Stockholders who register to attend will receive an email containing a link to the Annual Meeting one hour prior to the start of the meeting. We encourage you to access the virtual platform prior to the start time to familiarize yourself with the application and ensure that you can hear the streaming audio. You may begin to log into the virtual platform beginning at 7:45 a.m. Mountain Time, on January 29, 2025.

The purpose of our Annual Meeting is to:

1.
Elect as directors the three nominees identified in this proxy statement, each to serve for a term of three years;
2.
Vote on an advisory resolution regarding the compensation of the Company’s named executive officers;
3.
Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025; and
4.
Transact other business that properly comes before the meeting, or any postponement or adjournment thereof.

Holders of Woodward common stock as of the close of business on the record date, December 2, 2024, are entitled to vote at the meeting, or any postponement or adjournment thereof.

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 are available to you at www.proxydocs.com/WWD.

Important Notice of Internet Availability of Proxy Materials

The Securities and Exchange Commission’s “Notice and Access” rule enables us to deliver a Notice of Internet Availability of Proxy Materials to stockholders in lieu of a paper copy of the proxy statement, related materials, and our Annual Report. It contains instructions on how to access our proxy statement and 2024 Annual Report online and how to vote.

We appreciate your continued support of Woodward.

By Order of the Board of Directors,

WOODWARD, INC.

Karrie M. Bem

Corporate Secretary

December 6, 2024

YOUR VOTE IS IMPORTANT
Even if you plan to attend the Annual Meeting (virtually), please submit your vote via telephone or the internet, or, if you received a paper copy, date, sign and return the proxy card as soon as possible.

PROXY SUMMARY

About the Annual Meeting and Voting

Woodward, on behalf of its Board of Directors (the “Board”), is soliciting your proxy to vote at our 2024 Annual Meeting of Stockholders to be held virtually on January 29, 2025 (or at any postponement or adjournment of the meeting) (the “Annual Meeting”). This proxy statement provides the information you need to know to vote on the proposals to be presented at the meeting.

A Notice of Internet Availability (the "Notice") was first mailed on or about December 6, 2024 to stockholders of record as of December 2, 2024 (the “Record Date”). This proxy statement, combined with our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 (together with the proxy card, the “proxy materials”) were first made available on the internet on or about December 6, 2024. Our principal executive offices are located at 1081 Woodward Way, Fort Collins, Colorado 80524, and our telephone number at that location is 970-482-5811. We maintain a website at www.woodward.com. The information on our website is not incorporated by reference into this proxy statement.

Who Can Vote at the Meeting?

Stockholders who owned Woodward common stock as of the close of business on the Record Date, are entitled to vote at the meeting. As of the Record Date, there were 59,402,491 shares of Woodward common stock outstanding.

How do I attend and participate in Meeting?

To attend and participate in the Annual Meeting:

Register at www.proxydocs.com/WWD. Registration ends on January 28, 2025 at 5:00 p.m. Mountain Time. Enter the control number listed on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form.

The Annual Meeting will begin promptly at 8:00 a.m. Mountain Time, on January 29, 2025. Stockholders who register to attend will receive an email containing a link to the Annual Meeting one hour prior to the start of the meeting. We encourage you to access the virtual platform prior to the start time to familiarize yourself with the application and ensure that you can hear the streaming audio. You may begin to log into the virtual platform beginning at 7:45 a.m. Mountain Time, on January 29, 2025.

Why did I receive a one-page notice in the mail about the internet availability of proxy materials instead of a full set of printed proxy materials?

Under Securities and Exchange Commission (the "SEC") rules, we are making our proxy materials available via the internet. Instead of mailing printed copies of the proxy materials to all of our stockholders, the SEC rules allow us to send you, our stockholders as of the Record Date, a Notice containing instructions on how to access the proxy materials via the internet and how to request a printed copy by mail if you prefer. Sending you the Notice and using the internet instead of mailing printed proxy materials also saves costs and natural resources.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions about how to:

•
View our proxy materials for the Annual Meeting via the internet; and
•
Request that we send our future proxy materials to you by mail or by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to

PROXY SUMMARY

receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.

What matters am I voting on?

•
The election of three directors to hold office until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified;
•
An advisory resolution regarding the compensation of our named executive officers;
•
A proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025; and
•
Any other business that may properly come before the meeting.

How does the Board recommend I vote on these proposals?

The Board recommends a vote as follows:

“FOR” the election of each of the Board’s nominees to the Board;

“FOR” the advisory resolution regarding the compensation of the Company’s named executive officers; and

“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

If any other matter is properly presented at the meeting, your shares will be voted in accordance with the proxyholder’s best judgment. At the time this proxy statement was printed, we were not aware of any additional matters to be acted on at the meeting.

How do I vote?

Registered Stockholders. If your shares are registered directly in your name with Woodward’s transfer agent, you are considered the stockholder of record with respect to those shares, which may refer to as a “registered stockholder”, and the Notice was provided to you directly by Woodward. Registered stockholders may vote by any of the following methods:

•
By Internet. Access Woodward’s secure website registration page via the internet, as identified in the Notice or proxy card, and follow the instructions;
•
By Telephone. If you requested printed copies of the proxy materials to be mailed to you, you can call the toll-free telephone number on the proxy card and follow the recorded instructions;
•
By Mail. If you requested printed copies of the proxy materials to be mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided; or
•
By Attending the Annual Meeting (Virtually). You may attend the Annual Meeting by registering at www.proxydocs.com/WWD, where you may vote and submit questions during the meeting. Registration ends on January 28, 2024 at 5:00 p.m. Mountain Time. Please have your Notice, proxy card or the instructions that accompanied your proxy materials in hand when you visit the website. Stockholders who register to attend will receive an email containing a link to the Annual Meeting one hour prior to the start of the meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and the Notice was forwarded to you by your broker or nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. If your shares are held by a broker, bank or other nominee, you should have received instructions on how to vote or instruct the broker to

PROXY SUMMARY

vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. Street name stockholders may generally vote by one of the following methods:

•
By Telephone or Internet. Please refer to your voting instruction card or other information provided by your bank, broker, nominee or other holder of record to determine whether you may vote by telephone or electronically on the internet, and follow the instructions on the voting instruction card or other information provided by your bank, broker, or other nominee;
•
By Mail. If you requested printed copies of the proxy materials to be mailed to you, you may vote by signing, dating and returning your voting instruction card to your broker in pre-addressed envelope provided; or
•
By attending the Annual Meeting in person (virtually) with a Proxy from the Record Holder. A street name stockholder who wishes to vote in person (virtually) at the Annual Meeting will need to obtain a legal proxy from his or her bank, brokerage firm or other nominee. Please consult the voting instruction card provided to you by your bank, broker or other nominee to determine how to obtain a legal proxy in order to vote in person (virtually) at the Annual Meeting and any other instructions that may be applicable.

If you properly fill in your proxy card and send it to us in time to vote, or if you vote by internet or telephone before the polls close, your shares will be voted as you have directed. If you sign the proxy card or vote by internet or telephone but do not make specific choices, your shares will be voted in accordance with the Board’s recommendation.

How many votes do I get per share?

Each share of Woodward common stock that you own entitles you to one vote on each matter to be presented at the Annual Meeting, except for the election of directors, for which you may cumulate your votes. Since three directors are standing for election, you will be entitled to three director votes for each share of stock you own. Of this total, you may choose how many votes you wish to cast for each director. The Board is not soliciting discretionary authority to cumulate votes with respect to the election of directors.

How do I change my vote or revoke my proxy?

You may revoke your proxy by:

•
Entering a new vote by telephone, over the internet, or by signing and returning another signed proxy card at a later date;
•
Notifying our Corporate Secretary in writing before the meeting that you have revoked your proxy; or
•
Voting in person (virtually) at the meeting.

If you hold your shares through a broker, bank or other nominee, please follow the instructions regarding changing or revoking your proxy on the Voting Instruction Form you receive from your broker.

If you want to give your written proxy to someone other than the individuals named on the proxy card:

•
Cross out the individuals named and insert the name of the individual you are authorizing to vote; or
•
Provide a written authorization to the individual you are authorizing to vote along with your proxy card.

Summary of Proposals Submitted for Vote

The following are only summaries of the proposals to be presented at the Annual Meeting. You should review the full discussion of each proposal in this proxy statement before casting your vote.

Proposal 1: Election of Directors

Director Nominees: At the Annual Meeting, you will be asked to elect to the Board the three nominees for director identified in this proxy statement. Each director will be elected to serve a three-year term and will hold office until

PROXY SUMMARY

the 2027 Annual Meeting, expected to be held in or about January 2028, and until a successor is elected and qualified.

Vote Required: Because this is an uncontested election, directors are elected by a majority vote. This means that the nominee will be elected if the votes cast “for” that nominee’s election exceed the votes cast “against” that nominee’s election. For purposes of this proposal, abstentions and broker non-votes will not be considered in the calculation. We have adopted a director resignation policy. Accordingly, each director has submitted an irrevocable resignation contingent upon not receiving a majority of votes cast in an uncontested election and acceptance of the resignation by the Board.

Proposal 2: Approval of Advisory Resolution Regarding the Compensation of the Named Executive Officers

Compensation of the Company’s Named Executive Officers: At the Annual Meeting, you will be asked to approve an advisory resolution regarding the compensation of the Company’s named executive officers. This proposal is commonly referred to as a “say-on-pay” vote.

Vote Required: The affirmative vote of the holders of a majority of shares of Woodward common stock present in person (virtually) or by proxy and entitled to vote on the matter at the Annual Meeting will be required for the approval of the advisory resolution regarding the compensation of the Company’s named executive officers. Abstentions will count as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

As an advisory vote, the vote on Proposal 2 is not binding on the Board or the Human Capital & Compensation Committee. However, the Board and the Human Capital & Compensation Committee value the opinions of our stockholders, and will review and consider the voting results when evaluating our executive compensation program.

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm

Independent Registered Public Accounting Firm: At the Annual Meeting, you will be asked to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

Vote Required: The affirmative vote of the holders of a majority of shares of Woodward common stock present in person (virtually) or by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the Audit Committee’s appointment of the independent registered public accounting firm. Abstentions will count as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

The Board unanimously recommends that the stockholders vote “FOR” the election of each of the director nominees and “FOR” proposals 2 and 3, each as listed above.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person (virtually) or by proxy, at the Annual Meeting of holders of shares representing a majority of the shares entitled to vote constitutes a quorum. Abstentions and broker non-votes are counted as present for establishing a quorum.

Abstentions and Broker Non-Votes

Abstentions are counted as present for establishing a quorum and are otherwise considered present and entitled to vote. For all proposals in this proxy statement, except for the election of directors, abstentions have the same effect as votes against the matter.

A broker non-vote occurs when a stockholder does not provide voting instructions to his or her broker or nominee and the broker or nominee does not have discretionary authority to vote on the matter, as further described below under “Voting of Shares Held in Street Name by Your Broker.”

PROXY SUMMARY

Voting of Shares Held in Street Name by Your Broker

If you are a street name holder, you have the right to direct your broker how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares in person (virtually). In order to vote your shares in person (virtually), you must provide us with a legal proxy from your broker and follow any other instructions provided on the voting instruction card.

Under rules applicable to brokers, brokers do not have authority to vote customers’ shares on “non-routine” matters for which they have not received voting instructions. If you do not provide voting instructions, your brokerage firm may vote your shares on our sole routine matter, the ratification of the auditors. The shares for which instructions are not given and therefore, remain unvoted, are referred to as “broker non-votes.” If you do not give your brokerage firm specific instructions, your shares will not be voted on the other, non-routine, matters and will not be counted in determining the number of shares necessary for approval, although they will count for purposes of determining whether a quorum exists. We encourage you to provide instructions to your brokerage firm. This ensures your shares will be voted at the meeting.

In order for your shares to be voted on all matters presented at the Annual Meeting, including the election of directors, we urge all stockholders whose shares are held in street name by a brokerage firm to provide voting instructions to the brokerage firm.

PROPOSAL 1: ELECTION OF DIRECTORs

Director Nominees

Woodward’s certificate of incorporation provides for the Board to be divided into three classes, designated Class I, Class II and Class III, with directors in each class serving a three-year term. Woodward’s certificate of incorporation further provides that the Board must consist of no less than six directors. The exact number of directors serving on the Board, and the exact number of directors in each class, is determined from time to time by resolution of the Board. If the number of directors changes, any increase or decrease must be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. The Company’s Bylaws and Director Guidelines provide that directors are elected by a majority of the votes cast and we have a corresponding resignation policy for uncontested director elections. Contested elections are determined by a plurality vote.

On January 24, 2024, Ronald M. Sega retired from the Board at the expiration of his term. The Board’s three classes are currently comprised of nine directors, with three directors in each class. Each of the director nominees identified in this proxy statement as standing for election at the 2024 Annual Meeting has been nominated by the Board at the recommendation of the Nominating and Governance Committee to hold office for a three-year term until the 2027 annual meeting of stockholders, expected to be held in January 2028, or when a successor is elected and qualified. Ms. Paterson and Messrs. Bhalla and Sengstack are incumbents. Directors identified in this proxy statement who are not standing for election at this meeting will continue in office for the remainder of their respective terms, subject to the Company’s policies. If a nominee becomes unavailable for election and the Nominating and Governance Committee elects to propose another nominee, proxy holders will vote the proxies for such nominee to fill the vacancy.

We identify below certain biographical information of each of our directors and the director nominees for election:

PROPOSAL 1: ELECTION OF DIRECTORS

Directors Standing for Election at This Meeting for Terms Expiring at the 2027 Annual Meeting:

Rajeev Bhalla
Age: 61 Director Since: 2021	Board Committee(s): Audit (Chair); Executive

Consultant for various strategic and financial advisory services since 2019. Former Operating Partner of Cerberus Operating and Advisory Company from February 2019 through April 2023.

Other Public Company Directorships:

•
None held during the past five years.

Experience and Relevant Skills:

•
Executive Vice President, Chief Financial Officer of CIRCOR International from December 2013 – December 2018.
•
Vice President of Finance and Chief Financial Officer of Sikorsky Aircraft Company from May 2012 – December 2013.
•
Vice President of Finance and Chief Financial Officer of Pratt & Whitney from April 2005 – May 2012.
•
Corporate Controller at Lockheed Martin from August 2001 – April 2005.
•
Partner with PricewaterhouseCoopers from March 1997 – August 2001.
•
Contributes significant strategy, finance, mergers and acquisitions, capital deployment and investor relations expertise.

Eileen P. Paterson
Age: 58 Director Since: 2017	Board Committee(s): Nominating and Governance (Chair); Human Capital & Compensation; Executive

Former Chief Executive Officer and President of Aerojet Rocketdyne Holdings, Inc., a manufacturer of aerospace and defense products, from 2015-2023.

Other Public Company Directorships:

•
Marathon Petroleum Corporation (since 2024).
•
Aerojet Rocketdyne Holdings, Inc. (2015-2023).

Experience and Relevant Skills:

•
Briefly served as Chief Operating Officer, Aerojet Rocketdyne in 2015, prior to her appointment as Chief Executive Officer.
•
Held various senior level roles at United Technologies Corporation (“UTC”) from 2003-2015, including most recently as President of Pratt & Whitney AeroPower’s auxiliary power unit and small turbojet propulsion business from 2012-2015.
•
Managed production operations at both the Ford Motor Company and Visteon Corporation.
•
Spent seven years as an active duty U.S. Army aviator and airfield commander.
•
Accomplished, dynamic leader with extensive aerospace experience in profit and loss management, operations, quality and supply chain.

PROPOSAL 1: ELECTION OF DIRECTORS

Gregg C. Sengstack, Lead Director
Age: 66 Director Since: 2011	Board Committee(s): Audit; Executive

Executive Chairperson of the Franklin Electric Co., Inc. (“Franklin Electric”) Board of Directors since July 2024. Served as President and Chief Executive Officer of Franklin Electric, a manufacturer and distributor of water and fuel pumping systems, from 2014 until July 2024. Mr. Sengstack served as Chairperson of the Franklin Electric Board from 2015 until his appointment as Executive Chairperson in July 2024.

Other Public Company Directorships:

•
Franklin Electric Co., Inc. (since 2014).
•
Allegion plc (since 2024).

Experience and Relevant Skills:

•
Joined Franklin Electric in 1988 and served in various roles of increasing responsibility, including as Chief Financial Officer from 1999-2005, President of the International Water Systems and Fueling Group from 2005-2011, and President and Chief Operating Officer of Franklin Electric from 2011-2014.
•
Worked on numerous acquisitions in the U.S. and overseas.
•
Holds an Airline Transport Pilot license since 1981.
•
Provides the Board extensive experience in P&L, finance, international and general management, and top leadership experience.

PROPOSAL 1: ELECTION OF DIRECTORS

Continuing Directors

Directors Remaining in Office Until the 2025 Annual Meeting:

David P. Hess
Age: 69 Director Since: 2021	Board Committee(s): Human Capital & Compensation; Nominating and Governance

Served as Chief Executive Officer of Arconic Corporation from April 2017 until January 2018. Previously served in numerous executive leadership roles during his 38-year career at United Technologies Corporation (“UTC”) until his retirement in 2017.

Other Public Company Directorships:

•
Southwest Airlines Co. (since 2021).
•
Allegheny Technologies (since 2019).
•
Arconic Corporation (2017-2019).

Experience and Relevant Skills:

•
Joined UTC in 1979 and served in various roles, including President – Hamilton Sundstrand from 2004-2009, President – Pratt & Whitney from 2009-2014 and UTC Executive Vice President and Chief Customer Officer – Aerospace from 2015-2017.
•
Extensive boardroom experience at public and private aerospace, defense and industrial companies.
•
Brings a strong background in senior executive leadership roles in the aerospace and defense sectors, as well as deep industry experience, a proven track record, collaborative style and strong technical background, to the Board.

Mary D. Petryszyn
Age: 62 Director Since: 2023	Board Committee(s): Audit

Served as Corporate Vice President and President, Defense Systems of Northrop Grumman Corporation from 2019 until her retirement in 2023.

Other Public Company Directorships:

•
None held during the past five years.

Experience and Relevant Skills:

•
Serves as a director of Saab, Inc., a U.S.-based company (and subsidiary of Saab AB) operating under a Special Security Agreement (SSA) with the U.S. government, since 2023.
•
Sector Vice President & General Manager of the Land and Avionics C4ISR division of Northrop Grumman Corporation from 2016-2019, and Sector Vice President, Global Strategy & Mission Solutions from 2015-2016.
•
Joined Northrop Grumman Corporation in 2013 and served in various roles of increasing responsibility.
•
Provides the Board extensive global experience in business, profit and loss management, and operational leadership in government and defense markets.

PROPOSAL 1: ELECTION OF DIRECTORS

Tana L. Utley
Age: 61 Director Since: 2023	Board Committee(s): Human Capital & Compensation; Nominating and Governance

Former Vice President, Large Power Systems Division of Caterpillar, Inc. from 2013-2022. Ms. Utley retired from Caterpillar, Inc. in 2022.

Other Public Company Directorships:

•
SPX Technologies, Inc. (since 2015).

Experience and Relevant Skills:

•
Joined Caterpillar, Inc. in 1986 as a junior engineer and rose to key senior leadership positions during her 36-year career, including 14 years as an officer with responsibility over large global P&Ls and technical organizations.
•
Served as Vice President of Large Power Systems (2013-2022) and Industrial Power Systems (2013) at Caterpillar, each of which designs, manufactures and services reciprocating engines for industrial and Caterpillar machine markets.
•
Served as Chief Technology Officer and Vice President of the Product Development and Global Technology division of Caterpillar, Inc. (2007-2013) with accountability for technology strategy, research, global R&D facilities, and enterprise Tier 4 program execution.
•
Played an instrumental role in crafting and executing Caterpillar’s long-term strategy to reduce regulated diesel engine emissions over 95%.
•
Accomplished career in one of the world’s largest and most successful industrial equipment manufacturers, with complementary expertise to the aerospace and defense markets.

PROPOSAL 1: ELECTION OF DIRECTORS

Directors Remaining in Office Until the 2026 Annual Meeting:

Charles P. Blankenship, Jr., Chairman
Age: 58 Director Since: 2022	Board Committee(s): Executive (Chair)

Chairman of the Board and Chief Executive Officer of the Company since May 2022. Other Public Company Directorships: • Arconic Corporation (2018-2019).

Experience and Relevant Skills:

•
Montgomery Distinguished Professor of Practice at the University of Virginia’s School of Engineering and Applied Sciences, from 2019-2022.
•
Chief Executive Officer of Arconic from 2018-2019.
•
Held significant leadership roles in Aviation, Energy, and Appliances during a 24-year career at General Electric (“GE”), including Chief Executive Officer of GE Appliances, A Haier Company, from 2016-2017, and President and CEO of GE Appliances from 2011-2016.
•
Sr. Vice President of Haier Group from 2016-2017.
•
Accomplished business leader with extensive experience in the aerospace and industrial equipment markets.

John D. Cohn
Age: 70 Director Since: 2002	Board Committee(s): Audit

President of CrossBorder Strategic Solutions, LLC, a strategic advisory firm that assists companies to expand globally with specific focus on execution since August 2019.

Other Public Company Directorships:

•
None held during the past five years.

Experience and Relevant Skills:

•
Senior Vice President, Asia Business Planning and Execution at Rockwell Automation, Inc., a global leader in automation and digital transformation, from 2011-2019.
•
Senior Vice President, European Business Planning and Execution at Rockwell Automation from 2009-2011.
•
Senior Vice President, Strategic Development and Communications at Rockwell Automation from 1999-2009.
•
Contributes expertise in global market and business development, leading organizations through change management, mergers and acquisitions, and extensive knowledge and direct experience in industrial and aerospace markets.

PROPOSAL 1: ELECTION OF DIRECTORS

Daniel G. Korte
Age: 64 Director Since: 2017	Board Committee(s): Human Capital & Compensation (Chair); Nominating and Governance; Executive

Served as Global Vice President, Aerospace of PPG Industries, Inc. (“PPG”) from 2018 until January 2024. Mr. Korte remained an employee of PPG until April 2024 to assist with transition activities.

Other Public Company Directorships:

•
None held during the past five years.

Experience and Relevant Skills:

•
Served as Chief Executive Officer of LMI Aerospace, Inc. (“LMI”), now part of the Sonaca Group, from 2014-2017.
•
Joined PPG in May 2018 as Global Vice President-elect of its Aerospace products business.
•
President of the Rolls-Royce Defense Group in Washington, DC and London, UK from 2009-2012.
•
Held various senior level roles at The Boeing Company in supply chain, program management and general management.
•
Skilled in identifying and capitalizing on global market opportunities that drive revenue and profitable growth, with particular experience in the commercial and defense aerospace markets.

PROPOSAL 1: ELECTION OF DIRECTORS

Board Skills and Diversity Highlights

Rajeev Bhalla

Age: 61

WWD Board Tenure: 4*

Other Public Company Boards w/in 5 Years: 0

Charles P. Blankenship, Jr.

Age: 58

WWD Board Tenure: 3*

Other Public Company Boards w/in 5 Years: 1

John D. Cohn

Age: 70

WWD Board Tenure: 23*

Other Public Company Boards w/in 5 Years: 0

David P. Hess

Age: 69

WWD Board Tenure: 4*

Other Public Company Boards w/in 5 Years: 3

Daniel G. Korte

Age: 64

WWD Board Tenure: 8*

Other Public Company Boards w/in 5 Years: 0

Eileen P. Paterson

Age: 58

WWD Board Tenure: 8*

Other Public Company Boards w/in 5 Years:2

Mary D. Petryszyn

Age: 62

WWD Board Tenure: 2*

Other Public Company Boards w/in 5 Years: 0

Gregg C. Sengstack

Age: 66

WWD Board Tenure: 14*

Other Public Company Boards w/in 5 Years: 2

Tana L. Utley

Age: 61

WWD Board Tenure: 2*

Other Public Company Boards w/in 5 Years: 1

Average Tenure: **7.6 Years**

Average Age: **63.2 Years**

	Bhalla	Blankenship	Cohn	Hess	Korte	Paterson	Petryszyn	Sengstack	Utley
Boards Diversity									
Gender Diversity	○	○	○	○	○	●	●	○	●
Ethnic / Racial Diversity	●	○	○	○	○	○	○	○	○
Director Independence									
Independence	●	○	●	●	●	●	●	●	●
Boards Skills and Experience									
Senior Executive of Public Company	●	●	●	●	●	●	●	●	●
Financial Expertise	●	●	○	●	●	●	●	●	○
Technical Expertise	○	●	○	●	●	●	●	○	●
Manufacturing / Operations	○	●	●	●	●	●	●	○	●
M&A and Business Integration	●	●	●	●	●	●	●	●	○
Global Experience	●	●	●	●	●	●	●	●	●
Aerospace Experience	●	●	●	●	●	●	●	○	○
Industrial Experience	●	●	●	●	○	●	○	●	●

* Including year appointed.

RAJEEV BHALLA Age: 59 WWD Board Tenure: 2* Other Public Company Boards w/in 5 Years: 0 CHARLES P. BLANKENSHIP, JR. Age: 56 WWD Board Tenure: 1* Other Public Company Boards w/in 5 Years: 1 JOHN D. COHN Age: 68 WWD Board Tenure: 21* Other Public Company Boards w/in 5 Years: 0 PAUL DONOVAN Age: 75 WWD Board Tenure: 23* Other Public Company Boards w/in 5 Years: 1 EILEEN P. DRAKE Age: 56 WWD Board Tenure: 6* Other Public Company Boards w/in 5 Years: 1 DAVID P. HESS Age: 67 WWD Board Tenure: 2* Other Public Company Boards w/in 5 Years: 3 DANIEL G. KORTE Age: 6* Other Public Company Boards w/in 5 Years: 1 MARY L. PETROVICH Age: 59 WWD Board Tenure: 21* Other Public Company Boards w/in 5 Years: 2 RONALD M. SEGA Age: 70 WWD Board Tenure: 15* Other Public Company Boards w/in 5 Years: 1 AVERAGE TENURE 10.9 YEARS GREGG C. SENGSTACK Age: 64 WWD BOARD Tenure: 12* Other Public Company Boards w/in 5 Years: 1 AVERAGE AGE 63.6 YEARS BOARD DIVERSITY GENDER DIVERSITY (2 OF 10) ETHNIC/RACIAL DIVERSITY (1 OF 10) DIRECTOR INDEPENDENCE INDEPENDENCE (9 OF 10) BOARDS SKILLS AND EXPERIENCE SENIOR EXECUTIVE OF PUBLIC COMPANY (9 OF 10) FINANCIAL EXPERTISE (8 OF 10) TECHNICAL EXPERTISE (5 OF 10) MANUFACTURING / OPERATIONS (6 OF 10) M&A & BUSINESS INTEGRATION (10 OF 10) GLOBAL EXPERIENCE (9 OF 10) AEROSPACE EXPERIENCE (8 OF 10) INDUSTRIAL EXPERIENCE (9 OF 10) *Including year appointed.

PROPOSAL 1: ELECTION OF DIRECTORS

Board Composition and Diversity

The Board is guided by the Company’s Bylaws, Director Guidelines, and Constitution, which requires the Board to adhere to the philosophy and concepts expressed therein, including respect for the dignity, value and equality of all of our employees. The Nominating and Governance Committee is committed to good corporate governance and recognizes the importance that the Board contains (i) diversity of knowledge and experience at policy-making levels in business, public service, education, technology, and other relevant knowledge that contributes to the Company’s global activities, and (ii) diversity in cultural background, ethnicity, gender and age. Taken together, the Board believes that a board comprised of diverse directors supports the Board’s ability to effectively oversee the Company’s business, and as such the Board believes that diversity is an important aspect of board composition. The Nominating and Governance Committee periodically meets with the full Board to review the Board’s composition to ensure the Board has an appropriate mix of diversity attributes. In evaluating the Board’s composition, the Nominating and Governance Committee considers, for each incumbent director and any potential nominee, various factors, including the skills and attributes described in the above chart. For more information on our director nomination process, please refer to the “Director Nomination Process” section below.

The table below provides aggregate statistics regarding our Board-level diversity based on each director's self-identification:

Board Diversity Matrix (As of December 6, 2024)
Total Number of Directors	9
	Female	Male
Part I: Gender Identity
Directors	3	6
Part II: Demographic Background
Asian	—	1
White	3	5
LGBTQ+	1

Director Independence

The Board has determined that each member of the Board, other than Mr. Blankenship, is independent under the criteria established by the Nasdaq listing rules. In addition, the Board has determined that each member of the Audit Committee and each member of the Human Capital & Compensation Committee meets the additional independence criteria required for audit committee and compensation committee members, as applicable, established by SEC rules and regulations and Nasdaq listing rules.

Sustainability Report

At Woodward we take incredible pride in our commitment to sustainability and our continued efforts to make a positive impact on our world. Our focus on energy control solutions that enhance system performance, increase fuel efficiency, and reduce carbon emissions exemplifies our dedication to creating a cleaner, better future. We understand that sustainability is not just a buzzword. It is a fundamental aspect of doing business in today’s interconnected world. We are on a journey and continue to take ground on sustainable growth for our company and our customers. We remain fully committed to partnering with all our stakeholders to drive meaningful progress towards a sustainable future. Our recently released Sustainability Report, “Powering a Clean Future,” is a testament to our ongoing efforts and our commitment to environmental and social sustainability. We believe economic prosperity and social and environmental responsibility go hand-in-hand, and are proud to deliver innovation and manufacturing excellence that enables that progress. To view our Sustainability Report, visit https://www.woodward.com/about.

PROPOSAL 1: ELECTION OF DIRECTORS

Governance Highlights

Woodward believes that good corporate governance promotes the long-term interests of our stockholders, strengthens our Board and management accountability and leads to better business performance. We maintain a corporate governance page on our website at https://ir.woodward.com/overview. Highlights of our corporate governance include:

•
100% Independent Committee Members
•
Lead Independent Director with Lead Director Charter
•
Majority Voting for Directors with Mandatory Resignation Policy
•
Annual Board and Committee Evaluations
•
Director Overboarding Policy
•
Director Change in Circumstances with Resignation Policy
•
Director Retirement Policy
•
Periodic Review of Committee Charters and Governance Policies
•
Periodic Sustainability Reports

•
Regular Meetings of Independent Directors Without Management Present
•
Formal CEO Evaluation Process
•
Clawback Policy for Incentive-Based Compensation (Cash and Equity)
•
Annual Say-on-Pay Vote
•
Stockholder Engagement Program
•
Stock Ownership Guidelines for Directors and Officers
•
Anti-Hedging and Anti-Pledging Policy
•
Code of Conduct for Directors, Officers and Employees
•
Succession Planning Process

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics for directors, officers and employees. We have also adopted a Supplier Code of Conduct. Both codes are available on our website at https://www.woodward.com/about/ethics-and-compliance. We will post on this section of our website any amendment to either code, as well as any waivers of either code, that are required to be disclosed by SEC or Nasdaq listing rules.

Board Structure and Risk Oversight

Leadership Structure

Mr. Blankenship serves as our Chairman of the Board and Chief Executive Officer (“CEO”). Because the same individual serves as both Chairman and CEO, the Board appoints an independent director to serve as “Lead Director.” Our current Lead Director is Mr. Sengstack, who was appointed to that position by the Board in November 2023. The Board believes the combined Chairman/CEO position, together with an independent Lead Director, has certain advantages over other board leadership structures and best meets the Company’s current needs. Mr. Blankenship’s leadership as Chairman and CEO provides our Board with detailed and in-depth knowledge of the Company’s strategy, markets, operations and financial condition, and enhances our ability to communicate a clear and consistent strategy to our stockholders, employees and business partners. Mr. Blankenship is intimately involved in the day-to-day operations of the Company and is best positioned to elevate the most critical business issues for consideration by the Board of Directors, including issues related to our strategy, risks and risk management. Our Lead Director focuses on Board oversight of management and governance. This leadership structure provides clear separation of the oversight role of the Lead Director and other independent directors from the oversight role of the Chairman/CEO and other management, enabling the Board and the Chairman/CEO to have greater clarity and focus on their respective leadership roles.

The Board understands there is no single “one-size fits all” approach to providing Board leadership in the competitive and changing environment in which we operate. The optimal Board leadership structure may vary as circumstances warrant. At present, the Board believes its current structure effectively maintains independent

PROPOSAL 1: ELECTION OF DIRECTORS

oversight and management. Consistent with our Director Guidelines, the Board reviews and considers whether the positions of Chairman and CEO should be combined or separated as part of a regular review of the effectiveness of the Company’s governance structure.

Lead Director

Our Board has adopted a Lead Director Charter that provides a clear and formal delineation of the duties and responsibilities of the Lead Director. The charter provides that the Lead Director will serve a maximum term of five years in such capacity, unless the Board determines in its sole discretion that circumstances exist that would support extending the term of service beyond such period. Responsibilities of the Lead Director include, among other duties:

•
presiding at all meetings of the Board at which the Chairman and CEO is not present, including separate sessions of the independent directors, and briefing the Chairman and CEO on the items discussed in such meetings;
•
in consultation with the Chair of the Human Capital & Compensation Committee, presenting to the Chairman and CEO his annual performance review, and from time to time providing updates to the Chairman and CEO in regard to overall performance;
•
together with the Chair of the Nominating and Governance Committee, reviewing and reporting on the results of the Board self-evaluation;
•
facilitating discussion and open dialogue among all independent directors during and outside of Board meetings;
•
serving as a liaison between the Chairman and CEO and the independent directors, without inhibiting direct communication between them; and
•
communicating with the Chairman and CEO on a regular basis to discuss any other Board matters or concerns.

Long-Term Strategic Planning

Our Board recognizes the importance of assuring that our overall business strategy is designed to create long-term, sustainable value for our stockholders. As a result, our Board maintains an active oversight role in helping our management team formulate, plan and implement the Company’s strategy. The Board and our management team routinely discuss the execution of our long-term strategic plans, the status of key initiatives, and the key opportunities and risks facing the Company. At least annually, the Board participates in an in-depth review with our management team of the Company’s strategic plan, including the industry and competitive landscapes, and short- and long-term plans and priorities. In addition to our business strategy, the Board reviews the Company’s financial plan for the upcoming year, which is aligned to the Company’s long-term strategic plans and priorities.

Risk Oversight

The Board’s Risk Oversight Responsibilities

The Board is responsible for overseeing risk management, including but not limited to oversight of identification and mitigation of risks. The Board has the ultimate oversight responsibility for the Company’s risk management activities, with various committees of the Board composed entirely of independent directors overseeing certain aspects of risk management. The Board and its committees oversee risk related to, among other things our strategic plan; capital structure; operational performance and supply chain management; health and safety programs, business development activities; talent attraction, retention and succession planning; compliance with government regulations; cybersecurity; market and technology shifts; and other significant risks that arise. The Board also has strategic oversight of ESG risks and opportunities, which it generally exercises through the enterprise risk management process and through its committees. While the Board and its various committees have oversight responsibilities for risk management processes, management has responsibility for the day-to-day aspects of risk management. The Board and its committees receive regular reports on risk management from

PROPOSAL 1: ELECTION OF DIRECTORS

Company management and our independent auditors. The Board and its committees have direct and independent access to management. We believe the current Board leadership structure and our Board risk oversight practices foster increased communication and lead to the identification and implementation of effective risk management strategies.

Key Board Committee Oversight Responsibilities

•
The Audit Committee is responsible for risks relating to the Company's financial statements, financial reporting processes, the evaluation of the effectiveness of internal control over financial reporting, oversight of the Company’s cybersecurity risk and compliance activities, oversight over the adequacy and performance of the Company’s ethics program, and the Company’s compliance with its financial and ethics policies. The Audit Committee will oversee any public emissions and climate-related disclosures that may be disclosed by the Company, including the establishment and periodic review of internal controls and procedures related to such disclosures to ensure the integrity of disclosed quantitative data.
•
The Human Capital & Compensation Committee is responsible for monitoring risks associated with the design and administration of the Company's compensation programs and equity compensation plans, performs the annual performance review of the CEO, ensures the independence of the compensation consultant, and oversees the development, implementation and effectiveness of the Company’s strategies and policies related to human capital management.
•
The Nominating and Governance Committee oversees risks relating to the Company's corporate governance processes, compliance with the SEC and Nasdaq rules and regulations, and other state and federal laws and regulations relating to corporate governance, oversees the Company’s ESG strategy, program and performance, and reviews and reassesses the adequacy of the Company’s Code of Business Conduct and Ethics.

Oversight of Other Core Business Functions

In addition, employees representing certain core business functions also regularly engage with the Board and its committees. For example:

•
Our Vice President, Information Technology, provides periodic updates to the Audit Committee on cybersecurity, cybersecurity compliance, and other risks relevant to our information technology environment, as well as updates regarding the results of periodic cybersecurity exercises and cyber response readiness assessments. We also periodically engage third-party advisors who provide to management and the Audit Committee an independent assessment of our cyber risk management program and our internal response preparedness.
•
Our internal audit function reports directly to the Audit Committee and provides objective audit, investigative and advisory services designed to gauge whether the Company is anticipating, identifying, assessing and appropriately prioritizing and mitigating risks.
•
Members of our Global Legal & Compliance function update our Board regularly on material legal, ethics, compliance and governance matters. Our General Counsel oversees risks related to ethics and compliance, labor and employment, and disputes and litigation, and provides regular reports to the Audit Committee on these topics.
•
Our Business Development team, together with other key leaders, assists the Board in its oversight of strategic acquisitions, investments and assessments of the competitive landscape.

Effectiveness of Our Risk Oversight Approach

We believe the division of risk management responsibilities among the Board, its committees and management is the most effective approach for addressing the risks that Woodward faces. The existing Board leadership structure supports effective risk oversight by promoting communication between the independent directors and management, including discussions between the Lead Director and the Chairman and CEO. In addition,

PROPOSAL 1: ELECTION OF DIRECTORS

independent directors chair the various committees involved in assisting with risk oversight, and all directors are involved in the risk oversight function.

Board Effectiveness

Board and Committees Self-Evaluation Process

Board and committee evaluations play a critical role in ensuring the effective functioning of our Board and its committees. Our Board and its committees annually evaluate their own performance. Generally, as part of the self-evaluation process, directors are provided with detailed questionnaires and then participate in a guided, one-on-one interview-based or a group discussion-based evaluation designed to offer a thoughtful and substantive reflection on the Board’s or committee’s performance, as applicable. The questionnaires and interviews consider various topics related to Board and committee composition, structure, effectiveness and responsibilities, as well as the overall mix of director skills, experience and backgrounds. As set forth in its charter, the Nominating and Governance Committee oversees the Board evaluation process. The Nominating and Governance Committee periodically reviews the form of questionnaire and the self-evaluation process, considers whether changes are recommended, and reports the results to the Board.

Director Overboarding Policy

Directors are expected to commit substantial time and energy to the Board and should ensure that other existing and future time commitments do not materially interfere with their service as a director. With respect to other directorships, the Director Guidelines require (except as may otherwise be approved in advance by the Nominating and Governance Committee) that (A) any non-Woodward employee director who serves as an executive officer of another public company, and any Woodward employee director, should not serve on more than one board of a public company in addition to the Woodward Board (total of two); and (B) any non-Woodward employee director who does not serve as an executive officer of a public company should not serve on more than three boards of public companies in addition to the Woodward Board (total of four). Additionally, no member of the Audit Committee may serve on more than two other public company audit committees without first obtaining the prior approval of the Board. Directors should notify both the Chairman of the Board and the Chairman of the Nominating and Governance Committee before accepting an invitation to serve on another public company board.

Director Retirement Policy

Under the Director Guidelines, no individual will be nominated by the Board for re-election if such individual will achieve the age of 70 as of the annual stockholder meeting date of such re-election, unless the Board determines in its sole discretion that circumstances exist that would support any such nomination.

Policy with Respect to Change in Professional Responsibilities

Directors whose professional responsibilities change significantly from those they had when they were elected to the Board or who are involved in other circumstances that may negatively impact the Board or the Company should volunteer to resign from the Board. Such persons should not necessarily leave the Board. There should, however, be an opportunity for the Board through the Nominating and Governance Committee to review the continued appropriateness of Board membership under the circumstances.

PROPOSAL 1: ELECTION OF DIRECTORS

Board Meetings and Committees

The Board met six times in fiscal year 2024. All directors attended at least 87 percent of the aggregate of the total meetings of the Board and all committees on which they served. Directors are encouraged, but are not required, to attend annual meetings of stockholders. With the exceptions of one, all then-incumbent directors attended the Company’s last annual meeting of stockholders.

The Board has an Audit Committee, Human Capital & Compensation Committee, Nominating and Governance Committee, and Executive Committee, each of which has the composition and responsibilities described below. All actions by committees are reported to the Board at the next regularly scheduled meeting. Under its charter, the Nominating and Governance Committee periodically reviews the composition of each Board committee and makes recommendations to the Board.

The following table reflects the committee memberships as of the filing date of this proxy statement:

NAME	AUDIT	HUMAN CAPITAL & COMPENSATION	NOMINATING & GOVERNANCE	EXECUTIVE
Rajeev Bhalla	■			■
Charles P. Blankenship, Jr.				■
John D. Cohn	■
David P. Hess		■	■
Daniel G. Korte		■	■	■
Eileen P. Paterson		■	■	■
Mary D. Petryszyn	■
Gregg C. Sengstack	■			■
Tana L. Utley		■	■
■ = Committee Member; ■ = Chair

Audit Committee

Membership

Our Board has determined that each member of our Audit Committee satisfies the requirements for independence for Audit Committee members and financial literacy under the applicable rules and regulations of Nasdaq and the SEC. The Board has also determined that Messrs. Bhalla and Sengstack are audit committee financial experts within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended, and have experience resulting in “financial sophistication” as defined under Nasdaq listing rules.

Committee Charter

Our Audit Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of Nasdaq and the SEC. The Audit Committee reviews its charter at least annually and recommends to the Board any revisions it deems necessary or appropriate. A copy of the Audit Committee Charter is available on our website at https://ir.woodward.com/overview.

Responsibilities

Our Audit Committee oversees (i) our accounting and financial reporting processes, including the quality of internal controls over those processes, and the audits of the Company’s financial statements and internal control reports, and (ii) our processes for risk management, monitoring compliance with laws and regulations, and adherence to the Company’s Code of Business Conduct and Ethics. The Audit Committee’s responsibilities also include, but are not limited to:

•
appointing, compensating, overseeing, and evaluating the Company’s independent registered public accounting firm, and participating in the selection of the lead audit partner;

PROPOSAL 1: ELECTION OF DIRECTORS

•
assessing the quality of internal audit activity;
•
reviewing and approving the selection and tenure of the Company’s internal audit lead;
•
assisting the Board with monitoring the Company’s compliance with laws and regulations;
•
overseeing the adequacy and performance of the Company’s ethics program;
•
establishing procedures for the receipt, retention and treatment of complaints received regarding accounting, internal controls, or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•
overseeing the Company’s cybersecurity and other information security and technology risks, including the Company’s information security and risk management programs;
•
overseeing any public emissions and climate-related disclosures made by the Company, including the establishment and periodic review of any internal controls and procedures related to such disclosures to ensure the integrity of disclosed quantitative data;
•
reviewing the Company’s financial reporting risk exposure and the Company’s risk assessment and risk management processes;
•
overseeing compliance of the Company’s financial statements with applicable rules and regulations; and
•
recommending, based on reviews and discussion with management and our independent registered public accounting firm, that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K.

Meetings

The Audit Committee held five meetings in fiscal year 2024.

Human Capital & Compensation Committee

Membership

Our Board has determined that each member of our Human Capital & Compensation Committee satisfies the requirements for independence for compensation committee members under all applicable rules and regulations of Nasdaq and the SEC.

Committee Charter

Our Human Capital & Compensation Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of Nasdaq and the SEC. The Human Capital & Compensation Committee reviews its charter at least annually and recommends to the Board any revisions it deems necessary or appropriate. A copy of the Human Capital & Compensation Committee Charter is available on our website at https://ir.woodward.com/overview.

Responsibilities

Our Human Capital & Compensation Committee administers our executive compensation plans, reviews our compensation practices and policies, determines compensation for our CEO and other executive officers, and generally supports our Board in carrying out its overall responsibilities relating to executive compensation. The Human Capital & Compensation Committee’s responsibilities also include, but are not limited to:

•
conducting an annual performance review of the CEO with input from the independent members of the Board;
•
overseeing and administering our
o
annual executive incentive compensation under Woodward’s short-term variable incentive plan,
o
long-term incentive program, which includes both a cash and equity component, and

PROPOSAL 1: ELECTION OF DIRECTORS

o
equity compensation plans, including the 2017 Omnibus Incentive Plan;
•
designing and approving performance metrics, and reviewing performance against such metrics, for the Company’s short-term and long-term executive incentive programs;
•
overseeing the development, implementation and effectiveness of the Company’s strategies and policies related to human capital development;
•
Determining and taking all action, including granting of all incentives and/or equity compensation to eligible recipients, in accordance with the terms of the 2017 Omnibus Incentive Plan; and
•
approving and overseeing the application of our Clawback Policy.

The Human Capital & Compensation Committee has delegated certain responsibilities as described below under “Delegation of Authority”.

Meetings

The Human Capital & Compensation Committee held four meetings in fiscal year 2024.

Human Capital & Compensation Committee Interlocks and Insider Participation

Mr. Korte, Ms. Paterson, Mr. Hess and Ms. Utley served as members of the Human Capital & Compensation Committee in fiscal year 2024. Our Board has determined that no Human Capital & Compensation Committee member had interlocking relationships required to be disclosed under SEC rules, and no Human Capital & Compensation Committee member had any relationship required to be disclosed pursuant to Item 404 of Regulation S-K.

Delegation of Authority

The Human Capital & Compensation Committee charter provides authority to the Human Capital & Compensation Committee to delegate any of its responsibilities to subcommittees entirely made up of Human Capital & Compensation Committee members, as it deems appropriate. The Human Capital & Compensation Committee has delegated, to a subcommittee comprised of the Human Capital & Compensation Committee Chairperson and one other Human Capital & Compensation Committee member, the authority to review and approve the grant of options, restricted stock units and/or restricted stock to officers and other employees of the Company, members of the Board, or consultants of the Company in the interval between regularly scheduled meetings of the Human Capital & Compensation Committee, subject to the pool for awards as identified and approved by the Human Capital & Compensation Committee in advance on an annual basis (such grants, “interim grants”). Additionally, the Board has (i) delegated to the CEO limited authority to make certain interim grants, and (ii) delegated to the Human Capital & Compensation Committee all of the Board’s rights to impose restrictions on such authority of the CEO. The CEO is not permitted to make grants to any member of the Board, any Section 16 officer, or any other elected officer of the Company. The CEO is authorized to make grants of not more than 15,000 nonqualified stock options or 5,000 shares of Restricted Stock Units or Restricted Stock Awards to any individual during any fiscal year with the calculation of such CEO approved awards performed in the manner described below under the caption “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table”. The Human Capital & Compensation Committee delegated to the Chairman of the Human Capital & Compensation Committee the authority to approve any and all option exercises when the grantee seeks to pay for the cost of the option and/or the taxes associated with the transaction with stock previously owned and held by the optionee for at least six months. The Chairman of the Human Capital & Compensation Committee is authorized to further delegate these responsibilities to any other member of the Human Capital & Compensation Committee.

Risk Assessment

The Human Capital & Compensation Committee regularly and independently reviews our compensation policies and practices, including reviewing our incentive compensation programs, to confirm that incentive pay does not encourage unnecessary risk taking. The Human Capital & Compensation Committee believes that our compensation policies and practices are robust and effective. The Company and the Human Capital & Compensation Committee, with the input of our independent compensation consultant (FW Cook), have

PROPOSAL 1: ELECTION OF DIRECTORS

concluded that any risks arising from the Company’s employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Nominating and Governance Committee

Membership

Our Board has determined that all members of the Nominating and Governance Committee are independent within the meaning of the Nasdaq listing rules.

Committee Charter

Our Nominating and Governance Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of Nasdaq and the SEC. The Nominating and Governance Committee reviews its charter at least annually and recommends to the Board any revisions it deems necessary or appropriate. A copy of the Nominating and Governance Committee Charter can be found at https://ir.woodward.com/overview.

Responsibilities

Our Nominating and Governance Committee identifies and recommends to our Board qualified individuals to become Board members, and develops and oversees the implementation of corporate governance guidelines and principles. The Nominating and Governance Committee’s responsibilities also include, but are not limited to:

•
developing and recommending the guidelines and criteria for selecting new members of the Board, including diversity, and the qualifications for committee membership;
•
conducting searches for potential members of our Board;
•
recommending director nominees to stand for election as members of the Board at each annual meeting of stockholders;
•
making recommendations regarding the size of our Board and its committees;
•
making recommendations regarding committee and chair assignments;
•
overseeing an annual Board self-evaluation;
•
reviewing and making recommendations with respect to our Director Guidelines;
•
providing primary oversight over the Company’s ESG program generally (by delegation of the Board), including recommending a Board oversight structure for ESG and the respective ESG oversight responsibilities of the Board’s standing committees;
•
establishing and reviewing other governance related policies and guidelines, such as stock ownership guidelines for officers and directors;
•
reviewing and reassessing our programs and policies related to the Company’s Code of Business Conduct and Ethics; and
•
periodically evaluating the compensation and benefits of the Company’s non-employee members of the Board, and recommends any changes to the Board for approval.

Meetings

The Nominating and Governance Committee held five meetings in fiscal year 2024.

PROPOSAL 1: ELECTION OF DIRECTORS

Executive Committee

Membership

The Executive Committee is chaired by the Chairman and CEO. Based on the recommendations of the Nominating and Governance Committee, the Executive Committee is also comprised of the Lead Director and each of the Chairpersons of the Board’s other standing committees.

Charter

A copy of the Executive Committee Charter can be found on our website at https://ir.woodward.com/overview.

Responsibilities

The Executive Committee exercises all the powers and authority of the Board in the management of the business when the Board is not in session, and when, in the opinion of the Chairman of the Board, a particular matter should not be postponed until the next regularly scheduled Board meeting. The Executive Committee has been delegated non-exclusive authority to declare cash dividends. The Executive Committee may not authorize certain major corporate actions such as amending the certificate of incorporation, amending the bylaws, adopting an agreement of merger or consolidation, or recommending the sale, lease, or exchange of substantially all of the assets of the Company.

Meetings

The Executive Committee held no meetings in fiscal year 2024.

Director Nomination Process

The Nominating and Governance Committee considers candidates for Board membership as recommended by directors, management, or stockholders, and uses the same criteria to evaluate all such candidate recommendations. As it deems necessary, the Nominating and Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. The Nominating and Governance Committee did not engage third-party consultants in fiscal year 2024 to assist in identifying and evaluating director candidates.

The Nominating and Governance Committee recommends qualified director candidates for nomination by the Board based on the skills and characteristics that the Board seeks in its members as well as consideration of the diversity of the Board as a whole. This review includes an assessment of, among other things, a candidate’s knowledge, education, experience, diversity (including ethnicity, gender, and age), and skills in areas critical to understanding the Company and its business. The Nominating and Governance Committee seeks candidates with the highest professional and personal ethics and values, that are aligned with the philosophy and concepts as expressed in the Company’s Constitution, and who will operate in accordance with the Company’s Code of Business Conduct and Ethics. The Nominating and Governance Committee also assesses a candidate’s ability to make independent analytical inquiries, and willingness to devote adequate time to Board duties.

Director nominees should possess the following experience, qualifications, attributes and skills:

•
An understanding of the principal operational and financial objectives, plans and strategies of the Company;
•
An understanding of the results of operations and financial condition of the Company;
•
An understanding of the relative standing of the Company in relation to its competitors; and
•
Leadership experience at the policy-making level in business, government, education or public interest.

PROPOSAL 1: ELECTION OF DIRECTORS

Prospective directors should be committed to representing the long-term interests of the stockholders. A potential director must exhibit an inquisitive and objective perspective, an ability to think strategically, an ability to identify practical problems, and an ability to assess alternative courses of action that contribute to the long-term success of the business. Director candidates must have industry expertise and/or commit to understanding the Company’s industry as a basis to address strategic and operational issues of importance to the Company.

The Nominating and Governance Committee considers other relevant factors, as it deems appropriate, including the current composition of the Board and the need for expertise on various Board committees. Every effort is made to complement and supplement skills within the Board and strengthen identified areas of need. The Nominating and Governance Committee considers the ability of candidates to meet independence and other requirements of the SEC, Nasdaq, or other regulatory bodies exercising authority over the Company.

The Nominating and Governance Committee’s process for evaluating potential director candidates typically requires one or more members of the Nominating and Governance Committee, and others as appropriate (including members of management), to interview prospective nominees in person or by telephone. Upon identification of a qualified candidate, the Nominating and Governance Committee will recommend a candidate for consideration by the full Board. For information on how a stockholder may nominate a candidate for director, see Stockholder Nominations and Proposals for 2025 Annual Meeting below.

Stockholder Recommendations for Directors

Stockholders wishing to suggest a candidate for Board membership should write our Corporate Secretary at 1081 Woodward Way, Fort Collins, Colorado 80524, and provide certain information to the Company as follows:

•
The stockholder’s name and contact information;
•
A statement that the writer is a stockholder of record and is proposing a candidate for consideration by the Nominating and Governance Committee;
•
The name of, and contact information for, the candidate and a statement that the candidate is willing to be considered and serve as a director, if nominated and elected;
•
A statement of the candidate’s business and educational experience;
•
Information regarding the factors described above sufficient to enable the Nominating and Governance Committee to evaluate the candidate;
•
A statement of the value that the candidate would add to the Board;
•
A statement detailing any relationship between the candidate and any of our customers, suppliers, or competitors; and
•
Detailed information about any relationship or understanding between the proposing stockholder and the candidate.

PROPOSAL 1: ELECTION OF DIRECTORS

Non-Employee Director Compensation

The Board has adopted an Outside Director Compensation Policy, the current version of which is filed with the SEC in the Company’s Annual Report on Form 10-K for the year ended September 30, 2024. This policy sets forth the types and amounts of compensation that we pay to our non-employee directors. Directors who are also Woodward employees do not receive additional compensation for their services as directors.

Evaluation of Outside Director Compensation Policy

Pursuant to the Outside Director Compensation Policy, the Nominating and Governance Committee evaluates the market competitiveness of the Company’s director compensation program (including with input from its independent compensation consultant) on an annual basis.

Changes to Director Compensation for Fiscal Year 2024

Effective for fiscal year 2024, and in accordance with the recommendations of the Nominating and Governance Committee and the Company’s independent compensation consultant, the Board revised the Company’s Outside Director Compensation Policy to provide for certain changes to our non-employee director compensation program. The increases to the certain cash compensation amounts were made to keep our non-employee director compensation program aligned with the competitive median (using the same peer group that we use for executive compensation purposes). With respect to the equity compensation program, we adopted Equity Choice (as defined below), and equity awards now generally vest after one year. The changes to the equity compensation program were made to align our non-employee director equity plan design with market norms and best practices.

Cash Compensation

Non-employee directors are paid an annual cash retainer for Board service, in addition to certain annual cash retainers for any memberships and/or chair positions on various Board committees or as Lead Director. All types of cash retainers are paid in four equal quarterly installments. Directors do not receive additional compensation for individual Board or Committee meetings attended.

The Outside Director Compensation Policy established cash compensation for non-employee directors at the following levels in fiscal year 2024:

Annual Retainer	$85,000
Additional Annual Retainer Fees
Lead Director	$30,000
Audit Committee – Chair	$23,000
Audit Committee – Non-Chair members	$13,000
Human Capital & Compensation Committee – Chair	$15,000
Human Capital & Compensation Committee – Non-Chair members	$6,500
Nominating & Governance Committee – Chair	$15,000
Nominating & Governance Committee – Non-Chair members	$6,500

Equity Compensation

Equity compensation (in the form of stock options and/or restricted stock units ("RSUs")) is awarded to non-employee directors annually, based on a grant date fair value. Non-employee directors appointed to the Board during a fiscal year are eligible for an initial equity grant upon their appointment to the Board, which is prorated for the portion of the year served. Our 2017 Omnibus Incentive Plan and the Outside Director Compensation Policy provide that non-employee directors may not receive equity awards exceeding a grant date fair value of $300,000 in any fiscal year (or $450,000 in any fiscal year in which the director is initially appointed).

PROPOSAL 1: ELECTION OF DIRECTORS

The following table describes the key terms of the fiscal year 2024 annual equity awards/compensation to non-employee directors:

Grant Date	November 27, 2023
Grant Date Fair Value	$140,000
Equity Choice

Non-employee directors generally received a right to elect whether their annual equity grant was comprised of (i) 100% stock options, (ii) 100% RSUs, or (iii) 50% stock options and 50% RSUs (“Equity Choice”)

Vesting Schedule

Equity awards to non-employee directors generally vest 100% on the first anniversary of the grant date.

Fiscal year 2024 equity awards to non-employee directors were generally subject to continued service on the Board through the vesting date, subject to various accelerated vesting provisions including death, disability or change in control.

Calculation of Awards

The number of awards for each annual equity grant was calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"). Specifically:

•
the number of stock options awarded was determined by dividing the grant date fair value of the award by the Black-Scholes value of each stock option as calculated by the Company at or near the grant date; and
•
the number of RSUs awarded was determined by dividing the grant date fair value of the award by the closing price of the Company’s stock as quoted on Nasdaq on the grant date.

Stock Option Exercise Price	The exercise price of any stock option awards to non-employee directors was $131.66, which was equal to the closing price of the Company’s stock as quoted on Nasdaq on the grant date.
RSU Dividend Equivalents	Dividend equivalents equal to the dividend per share are credited on each unvested RSU on each dividend payment date, and are paid upon (and subject to) vesting in full shares.

Executive Benefit Plan

Our directors are eligible to participate in a non-qualified deferred compensation plan, the Woodward Executive Benefit Plan (the “EBP”). Under the EBP, our directors are able to defer up to 100% of their annual cash compensation, including general Board service and role specific fees.

Total Non-Employee Director Compensation for Fiscal Year 2024

The following table shows the compensation earned by non-employee members of the Board during the fiscal year ended September 30, 2024:

DIRECTOR	FEES EARNED OR PAID IN CASH($)	STOCK AWARDS($)(1)	OPTION AWARDS($)(1)	TOTAL($)
Rajeev Bhalla	107,167	139,955	—	247,122
John D. Cohn	103,000	69,911	69,940	242,851
David P. Hess	98,000	139,955	—	237,955
Daniel G. Korte	106,500	139,955	—	246,455
Eileen P. Paterson(2)	106,500	139,955	—	246,455
Mary D. Petryszyn(3)	100,167	139,955	—	240,122
Dr. Ronald M. Sega(4)	32,666	—	139,942	172,608
Gregg C. Sengstack	126,334	—	139,942	266,276
Tana L. Utley	100,167	139,955	—	240,122

PROPOSAL 1: ELECTION OF DIRECTORS

(1)
These amounts represent the grant date fair value of the RSU awards or the Black-Scholes value of the option awards (as applicable) and as calculated by the Company under generally accepted accounting principles in accordance with ASC 718. The Black-Scholes value applied for each stock option was $61.03. Assumptions used in calculating these amounts are included in Note 21 of Woodward’s financial statements in its Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the SEC on November 26, 2024.
(2)
Ms. Paterson deferred 18.8% of her total aggregate cash retainer fees in fiscal year 2024 into the EBP.
(3)
Ms. Petryszyn deferred 73.4% of her total aggregate cash retainer fees in fiscal year 2024 into the EBP.
(4)
Mr. Sega retired from the Board on January 24, 2024, and the cash compensation shown reflects payment for the portion of the year he served as a Director. Due to the application of applicable tax rules, Mr. Sega did not receive Equity Choice for his fiscal year 2024 annual equity award. Based on the recommendation of the Nominating and Governance Committee, the Human Capital & Compensation Committee approved an award to Mr. Sega comprised 100% of stock options. Mr. Sega’s stock options will vest at the rate of 25% per year over four years, and are not subject to his continued service on the Board. The grant date, grant date fair value, calculation of awards, and stock option exercise price for Mr. Sega’s stock options are consistent with the terms described above for other non-employee director awards.

Outstanding stock and option awards as of September 30, 2024 were as follows:

DIRECTOR	TOTAL OUSTANDING STOCK AWARDS	TOTAL OUTSTANDING OPTIONS
Rajeev Bhalla	1,068	6,844
John D. Cohn	533	42,390
David P. Hess	1,068	8,744
Daniel G. Korte	1,068	30,544
Eileen P. Paterson	1,068	30,544
Mary D. Petryszyn	1,068	1,002
Dr. Ronald M. Sega	—	39,937
Gregg C. Sengstack	—	45,937
Tana L. Utley	1,068	1,002

EXECUTIVE OFFICERS

Information About Our Executive Officers

Set forth below is certain information concerning each of our current executive officers as of the date of this proxy statement. For additional information regarding Mr. Blankenship, see “Proposal 1 – Election of Directors” above.

NAME(1)	AGE	POSITION(S) WITH WOODWARD
Charles "Chip" P. Blankenship, Jr.	58	Chairman of the Board and Chief Executive Officer
William "Bill" F. Lacey	55	Executive Vice President and Chief Financial Officer
Thomas G. Cromwell	55	Executive Vice President and Chief Operating Officer
Karrie M. Bem	46	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
Randall "Randy" L. Hobbs	56	Executive Vice President and President, Industrial
Terence "Terry" J. Voskuil	59	Executive Vice President and President, Aerospace
(1)
There are no family relationships between any of the executive officers listed below.

Charles “Chip” P. Blankenship, Jr: Chairman of the Board and Chief Executive Officer since May 9, 2022. Prior to joining Woodward, Mr. Blankenship served as the Montgomery Distinguished Professor of Practice at the University of Virginia’s School of Engineering and Applied Sciences from August 2019 through January 2022. Mr. Blankenship served as Chief Executive Officer of Arconic from January 2018 through February 2019. During Mr. Blankenship’s 24-year career with General Electric Company (“GE”), he held significant leadership roles including Chief Executive Officer of GE Appliances, a Haier Company, from June 2016 through July 2017, and President and Chief Executive Officer of GE Appliances from December 2011 through June 2016. Mr. Blankenship also served as Sr. Vice President of Haier Group from June 2016 until December 2017.

William “Bill” F. Lacey: Executive Vice President and Chief Financial Officer since May 2023. Prior to joining Woodward, Mr. Lacey served as Vice President of Finance, Books and Kindle Content at Amazon, Inc. from 2022 to 2023. Prior to joining Amazon, Mr. Lacey served as President and CEO of GE Lighting, a division of Savant Systems, Inc. (“Savant”) from 2020 to 2022, and President and CEO of GE Lighting at General Electric Company (“GE”) from 2016 to 2020, at which time GE Lighting was acquired by Savant. During his 28-year career with GE, Mr. Lacey also served as President and CFO of GE Home & Business Solution Lighting from 2011 to 2016, CFO of GE Healthcare Medical Diagnostic from 2007 to 2011, and as CFO of GE Wind Energy from 2002 to 2005.

Thomas G. Cromwell: Executive Vice President and Chief Operating Officer since February 2019. Prior to joining Woodward, Mr. Cromwell was employed at Kohler Co., Inc. for 10 years, where he served as Group President, Power from 2014 to 2019, President, Global Engines from 2012 to 2014, and President, Gasoline Engines from 2009 to 2012.

Karrie M. Bem: Executive Vice President, General Counsel, Corporate Secretary, and Chief Compliance Officer since September 2024. Prior to joining Woodward, Ms. Bem was employed at Lockheed Martin Space, where she served as General Counsel, National Security Space from 2023-2024, General Counsel, Operations and Astrotech Space Operations from 2022-2023, and General Counsel, Supply Chain and Astrotech Space Operations from 2021-2022. Prior to joining Lockheed Martin Space, Ms. Bem was employed at United Launch Alliance, LLC (a joint venture of Lockheed Martin Corporation and The Boeing Company) from 2018-2021, where she served as Deputy General Counsel from 2018-2021 and Acting General Counsel from 2019-2020. Ms. Bem served as HQ Associate General Counsel, Contracts for Defense Contract Management Agency from 2016-2018. Prior to that, she was employed by Lockheed Martin Corporation where she served as Associate General Counsel, Government Contracting from 2009-2016 and General Counsel, Lockheed Martin Commercial Launch Services from 2011-2016. Ms. Bem is also a Colonel, Contracting Officer in the United States Air Force Reserve, in which she has served since 2004.

EXECUTIVE OFFICERS

Randall “Randy” L. Hobbs: Executive Vice President and President, Industrial since December 2022. Prior to joining Woodward, Mr. Hobbs was employed by General Electric Company for 33 years, most recently serving as Senior Executive Director, Rotating Parts & Compressor Airfoils from 2013 to 2022, and General Manager, Supply Chain Strategy Leader from 2011 to 2013. Prior to 2011, Mr. Hobbs held roles of increasing responsibility with GE Aviation and GE Transportation since joining GE in 1989.

Terence “Terry” J. Voskuil: Executive Vice President and President, Aerospace since October 2022; President, Aircraft Turbine Systems from February 2021 through October 2022; Sr Vice President Fuel Systems & Controls from November 2019 through January 2021; Vice President and General Manager of Fuel Systems Center of Excellence from July 2015 through November 2019; Vice President, R&D and Systems from March 2011 through June 2015. Prior to this role, Mr. Voskuil held varying engineering roles with increasing responsibility in the Aerospace segment since joining Woodward in 1989.

PROPOSAL 2 – ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Securities Exchange Act of 1934, we ask our stockholders to vote annually to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (“NEOs”) as described in detail in the Compensation Discussion and Analysis (the “CD&A”) and the accompanying tables in the Executive Compensation section of this Proxy Statement. This vote is commonly known as Say-on-Pay. Although the vote regarding this proposal is non-binding, we value continuing and constructive feedback from our stockholders on compensation and other important matters. The Board and the Human Capital & Compensation Committee will consider the voting results when making future compensation decisions.

Stockholders should review the entire Proxy Statement including, in particular, the CD&A as well as the Summary Compensation Table and other executive compensation information and tables, for information on our executive compensation programs and other important items. We believe that proper administration of our executive compensation program should result in the development of a management team that improves our fundamental financial performance and provides value to the long-term interests of the Company and its stockholders.

Accordingly, the Board recommends that stockholders approve the compensation of our NEOs by approving the following Say-on-Pay resolution:

“RESOLVED, that the stockholders of Woodward, Inc. approve, on an advisory basis, the compensation of the named executive officers identified in the “Summary Compensation Table,” as disclosed in the Woodward, Inc. 2024 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the accompanying footnotes and narratives.”

Your Board unanimously recommends that you vote “FOR” this advisory resolution.

Compensation Discussion and Analysis

Named Executive Officers

The following Compensation Discussion and Analysis (“CD&A”) provides an overview of our compensation philosophy, strategy, objectives and structure for fiscal year 2024. This section is intended to be read in conjunction with the tables that immediately follow, which provide further historical compensation information for the NEOs.

For fiscal year 2024, our NEOs were:

NAME	PRINCIPAL POSITION DURING FISCAL YEAR 2024
Charles P. Blankenship, Jr.	Chairman of the Board and Chief Executive Officer
William F. Lacey	Executive Vice President and Chief Financial Officer
Thomas G. Cromwell	Executive Vice President and Chief Operating Officer
Randall L. Hobbs	Executive Vice President and President, Industrial
Terence J. Voskuil	Executive Vice President and President, Aerospace
A. Christopher Fawzy(1)	Former Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
(1)
Mr. Fawzy departed the Company on March 14, 2024.

Executive Summary

Fiscal 2024 Business Highlights

Woodward’s fiscal 2024 was a remarkable year. Our team continues to make significant progress, guided by our values and motivated by our purpose:

“To design and deliver energy control systems that our partners count on to power a clean future.”

The dedication of Woodward employees to serving our customers and meeting our commitments to stakeholders drove strong performance in a number of areas:

•
Revenue exceeded $3 billion for the first time. Total sales in fiscal year 2024 were $3.3 billion, compared to $2.9 billion in the prior fiscal year, an increase of 14%.
•
We achieved record diluted earnings per share of $6.01 in fiscal year 2024, compared to $3.78 in the prior fiscal year. Adjusted diluted earnings per share1 for fiscal year 2024 were $6.11, compared to $4.21 in fiscal year 2023.
•
Net cash provided by operating activities in fiscal year 2024 was $439 million, compared to $309 million in fiscal year 2023, an increase of 42%. Free cash flow1 was $343 million in fiscal year 2024, compared to $232 million in the prior fiscal year, an increase of 48%.

1Adjusted diluted earnings per share and free cash flow are non-GAAP financial measures. See Annex A to this proxy statement for a reconciliation between each non-GAAP financial measure and the most directly comparable GAAP measure.

Overview of Compensation Objectives

Our executive compensation program is designed to attract, retain and motivate a high-performance executive management team and to link their total compensation to Company performance and stockholder interests. We structure our executive compensation program to include performance metrics and rigorous performance goals that are aligned with our business strategy and long-term stockholder value creation.

Compensation Discussion and Analysis

Changes to Executive Compensation Program in Fiscal Year 2024

Redesigned Long-Term Incentive Plan

In fiscal year 2023, the Human Capital & Compensation Committee engaged in a comprehensive review of the Company’s Long-Term Incentive Plan (the "LTI Plan") and determined to redesign the plan effective as of fiscal year 2024. The Human Capital & Compensation Committee's considerations included the following: the Company’s need to attract and retain talent; the alignment between the LTI Plan and the Company’s long-term objectives; governance factors; alignment with stockholders; market data; perspectives of key stakeholders; and recommendations and guidance from our independent compensation consultant, FW Cook. The fiscal year 2024 LTI Plan design was also intended to strengthen the plan’s pay-for-performance orientation. Specifically, with respect to the Company’s executive officers, the 2024 LTI award is comprised of time-based equity in the form of stock options and/or RSUs (weighted 50%) and performance-based equity in the form of performance share units (“PSUs”) (weighted 50%). Executive officers now have the right to elect whether their annual time-based equity grant is comprised of (i) 100% stock options, (ii) 100% RSUs, or (iii) 50% stock options and 50% RSUs (“Equity Choice”). Also, in the event of a change in control, all equity award agreements granted in fiscal year 2024 to our executive officers provide for accelerated vesting only upon a qualifying termination within a specified time period relative to the change in control (i.e., a "double trigger").

One-Time Increase in Award Size to Mitigate Impact of Grant Date Change

We have traditionally awarded long-term incentive awards to our executive officers and all other eligible employees on the first day of the Company’s fiscal year (October 1st), but in fiscal year 2024 we delayed the awards and established two different grant dates. Due to the application of applicable tax rules and to enable our Equity Choice program, the grant date for annual time-based equity awards was February 12, 2024. The grant date for PSUs was November 27, 2023. In light of the delays resulting from the grant date shift for both time-based equity awards and PSUs, the Human Capital & Compensation Committee approved a one-time increase in the grant date fair value for each annual equity award type that covered the period from October 1, 2023 through the new grant dates. The increase was designed to provide the same annualized rate of equity compensation as the employee would have received had the grant dates not been delayed. Thus, the grant date fair values for the fiscal year 2024 grants were increased by approximately 36% for time-based equity awards and 16% for PSU awards. The increase was provided to all employees participating in our equity compensation program, including our executive officers. We anticipate maintaining an award schedule similar to the fiscal year 2024 schedule in future years.

Compensation Discussion and Analysis

Our Executive Compensation Practices

Our executive compensation policies and practices are designed to reinforce our pay-for-performance philosophy and align with sound governance principles. The following chart highlights our fiscal year 2024 executive compensation policies and practices:

What We Do
✓	Significant portion of executive compensation is at-risk based
✓	Annual review and approval of our executive compensation strategy
✓	Robust peer compensation group adopted on an annual basis, and then used to evaluate the market-competitiveness of our compensation
✓	Independent compensation consultant engaged by the Human Capital & Compensation Committee
✓	All members of the Human Capital & Compensation Committee are independent directors under applicable rules
✓	Cash and equity incentives are subject to Company and/or stock price performance
✓	50% of long-term incentive awards to officers is provided in the form of performance-contingent equity
✓	Multi-year vesting periods for employee equity awards
✓	Caps on short- and long-term cash incentive, including when TSR is negative
✓	Double-trigger provisions for change in control
✓	Annual risk assessment of our executive compensation program
✓	Stock ownership guidelines for executive officers and directors

What We Don’t Do
✗	No gross-ups upon a change in control
✗	No hedging, pledging or short selling of Woodward stock
✗	No strict benchmarking of compensation to a specific percentile of our peer group
✗	No repricing of any stock options without stockholder approval
✗	No employment contracts with any executive officer

Compensation Process

Compensation Philosophy and Strategy

To promote the creation of long-term stockholder value and the achievement of Company objectives, we designed our executive compensation philosophy to help us achieve the following goals:

•
attract, retain and motivate superior talent who exemplify core values expressed in our Constitution;
•
maintain a market-based strategy that provides a competitive total compensation opportunity, without strictly benchmarking compensation to a specific percentile of our peer group;
•
align to key business strategies, financial performance, stockholder interests and long-term Company value;
•
provide an appropriate mix of fixed vs. variable pay and short-term vs. long-term pay; and

Compensation Discussion and Analysis

•
focus on pay-for-performance by ensuring that a significant portion of total compensation opportunity is variable compensation that directly ties to Company performance. Our variable compensation plans are designed so that the payout opportunity is directly linked to the achievement of challenging pre-determined financial metrics and other objectives. Company performance significantly influences the total compensation ultimately delivered to our executives.

Consideration of Stockholder Say-on-Pay Vote

In January 2024, more than 94% of our stockholders approved our Say-on-Pay proposal. The Human Capital & Compensation Committee determined that the favorable vote demonstrated strong stockholder support for Woodward’s overall executive compensation approach, and further determined that current practices and processes did not require any significant modifications to achieve the desired results or to address stockholder concerns. The Human Capital & Compensation Committee will continue to consider the outcome of these advisory votes and feedback from our stockholders when evaluating future executive compensation arrangements.

Role of the Human Capital & Compensation Committee

The Human Capital & Compensation Committee annually:

•
determines our CEO’s compensation by evaluating his performance against a set of objectives through a defined process led by the Human Capital & Compensation Committee Chairperson, involving all independent Board members;
•
determines the compensation arrangements for our other executive officers;
•
reviews and reassesses our executive compensation program, including the performance of an annual risk assessment;
•
reviews and approves the plan design and performance metrics for the Enterprise Incentive Plan (the "EIP");
•
reviews, approves, and administers our equity compensation plans; and
•
approves and/or delegates approval of individual equity grants.

In making executive compensation decisions for fiscal year 2024, the Human Capital & Compensation Committee sought the assistance of its independent compensation consultant, FW Cook, as well as our CEO and our management team (except with respect to their own compensation). The Human Capital & Compensation Committee reviewed the cash and equity compensation and other compensation components for our executive officers to ensure they would be properly incentivized and rewarded for their and the Company’s performance. No employees were present during the discussion of their own compensation.

Role of Management

In making executive compensation decisions, the Human Capital & Compensation Committee solicits input from management, as appropriate, with respect to individual and Company performance. The CEO provides an evaluation of executive officer performance and, in coordination with FW Cook, makes recommendations with respect to executive officer compensation (other than with respect to his own compensation).

In coordination with FW Cook, management develops and recommends short- and long-term incentive plan structure, design, performance measures, and targets, and further provides background information regarding our strategic objectives, performance evaluation process, talent management, and succession planning.

All decisions regarding executive compensation are ultimately made by the Human Capital & Compensation Committee.

Role of the Compensation Consultant

The Human Capital & Compensation Committee retains FW Cook as its independent executive compensation consultant to support the Committee’s oversight of our executive compensation program. FW Cook reports

Compensation Discussion and Analysis

directly to the Human Capital & Compensation Committee. FW Cook regularly participates in Human Capital & Compensation Committee meetings, both with and without management, and advises the Human Capital & Compensation Committee on compensation trends and best practices, program design, and the process used to determine the reasonableness of individual compensation awards. In addition, FW Cook informs the Human Capital & Compensation Committee of regulatory developments, market trends, and corporate governance matters related to executive compensation.

FW Cook was initially retained during fiscal year 2023 and advised on all aspects of the redesign of the Company’s LTI Plan effective for fiscal year 2024, in addition to numerous other impactful and substantive contributions to the Company’s executive compensation program. FW Cook also provides guidance to the Nominating and Governance Committee with respect to non-employee director compensation. FW Cook does not advise management and receives no compensation from the Company for services other than those provided to the Board.

Compensation Consultant Independence

The Human Capital & Compensation Committee annually reviews the independence of its independent compensation consultant. Based on the six factors for assessing independence and identifying potential conflicts of interest that are set forth in Rule 10C-1(b)(4) of the Exchange Act of 1934 (the “Exchange Act”), Rule 5605(d)(3)(D) of the Nasdaq listing rules, and such other factors as were deemed relevant under the circumstances, the Human Capital & Compensation Committee has determined that FW Cook is independent and that its work does not raise any conflict of interest.

Competitive Market-Based Compensation Approach

Our executive compensation program is benchmarked to be competitive with our compensation peer group. In consultation with FW Cook, the Human Capital & Compensation Committee reviews the compensation peer group annually, and makes modifications if appropriate. In April 2023, the Human Capital & Compensation Committee approved a compensation peer group for fiscal year 2024 compensation decisions based on the following criteria:

Competitors for Business and/or Employee/ Executive Talent; Similar Markets Served	Similar in Size to Woodward
•
Industrial companies in the following sub-industries to align with competitors for business and executive/employee talent: Industrial Machinery, Aerospace & Defense, Electrical Components & Equipment, and Electronic Equipment & Instruments
•
To align with Woodward’s business focus, companies that primarily serve Aerospace & Defense, Industrial, and/or Energy markets
•
Companies with global operations to align with Woodward’s profile

•
Companies with revenues between 0.33x to 3x Woodward’s revenues
•
Companies with market capitalizations between .25x and 4x Woodward’s market capitalization
•
Secondary Metrics: Operating income, enterprise value, and headcount

Based on its annual review, the Human Capital & Compensation Committee determined to remove Teledyne Technologies, Inc. from the fiscal year 2024 compensation peer group due its acquisition of FLIR Systems, Inc., which significantly changed Teledyne’s business profile, and because its revenue and market capitalization were near the top of the targeted ranges. At the time the 2024 compensation peer group was approved, Aerojet Rocketdyne Holdings had not yet been acquired by L3Harris Technologies, Inc., thus no other changes were made to the fiscal year 2024 compensation peer group as compared to 2023. Woodward’s revenues at the time of approval of this compensation peer group were positioned around the 29th percentile of the peer group and our market capitalization was positioned at the 30th percentile. The companies comprising the fiscal year 2024 compensation peer group were as follows:

Compensation Discussion and Analysis

FISCAL YEAR 2024 COMPENSATION PEER GROUP
Aerojet Rocketdyne Holdings	Graco Inc.	Kennametal Inc.
Barnes Group Inc.	Hexcel Corporation	Moog Inc.
Crane Co.	Howmet Aerospace, Inc.	Nordson Corporation
Curtiss-Wright Corporation	Hubbell Inc.	Sensata Technologies Holding plc
Donaldson Company, Inc.	IDEX Corporation	The Timken Company
Flowserve Corp.	ITT Inc.

Use of Comparative Market Data

Our executive compensation program is designed to provide total compensation opportunities that are competitive with the compensation offerings in our compensation peer group. The Human Capital & Compensation Committee considers quantitative comparative data from our compensation peer group in determining each element of compensation for each NEO, without targeting a specific percentile.

The Human Capital & Compensation Committee views competitive market information as a helpful reference, but this information is not the sole determinant of our executive compensation. In establishing appropriate compensation opportunities for executive officers, the Human Capital & Compensation Committee considers other factors, including, but not limited to, depth of experience, tenure in position, past performance, internal equity, and retention risk.

Elements of Compensation

Fiscal 2024 NEO Target Pay Mix

Our executive compensation program focuses on pay-for-performance, and a significant portion of our executive compensation is variable and at-risk. The Human Capital & Compensation Committee uses its discretion in determining the appropriate mix of fixed and variable compensation for each NEO. The balance between each element of compensation may change from year-to-year based on corporate strategy and objectives, business conditions, and other considerations.

For fiscal year 2024, our currently employed NEOs had the following target pay mix, which reflects our pay-for-performance philosophy. The information below reflects the target annual pay mix for each NEO as approved by the Human Capital & Compensation Committee. It is presented without regard to the one-time increase in award size to mitigate the impact of the grant date change, as discussed above, which we believe provides a more meaningful view into the typical target pay mix for our NEOs. The numbers in the below charts do not add up to 100% due to the impacts of rounding.

Compensation Discussion and Analysis

Base Salary

Base salary is the only fixed component of our NEOs’ total compensation and provides stable, competitive pay to attract, motivate, and retain our NEOs. Base salaries typically reflect each NEO’s experience, skills, knowledge, and responsibilities, although comparative market data also plays a role in setting base salary levels. We do not apply specific formulas to determine salary changes. Instead, the salaries of our NEOs are reviewed on an annual basis by the Human Capital & Compensation Committee based on our compensation philosophy and strategy. Salary changes for our NEOs are typically approved by the Human Capital & Compensation Committee in September and generally become effective on or about January 1st each year.

Following its annual review, in September 2023, the Human Capital & Compensation Committee approved the following adjustments to the base salaries of our NEOs:

NEO	2023 BASE SALARY(1)	2024 BASE SALARY(1)(2)	% INCREASE
Charles P. Blankenship, Jr.	1,100,000	1,145,000	4.1
William F. Lacey(3)	525,000	600,000	14.3
Thomas G. Cromwell	656,300	676,000	3.0
Randall L. Hobbs	570,000	587,000	3.0
Terence J. Voskuil(3)	520,000	550,000	5.8
A Christopher Fawzy	513,600	530,000	3.2

(1)
Base salary changes became effective on or about January 1st of the applicable calendar year.
(2)
Because base salary adjustments were effective during the second quarter of the fiscal year, amounts disclosed in the Summary Compensation Table differ from the annualized base salary amounts included in this table.
(3)
Mr. Lacey's and Mr. Voskuil's base salary increases were intended to more closely align their respective base salaries with the competitive medians for their roles.

Short-Term Incentive Compensation

All executive officers participate in the Enterprise Incentive Plan (the “EIP”), one of the Company’s annual short-term incentive plans. The EIP is designed to incentivize performance on key annual financial and strategic priorities that are critical to our long-term success. The EIP performance metrics and targets reflect rigorous targets focused on key business success factors that drive performance and challenge our management to achieve higher financial and operational performance at the enterprise level. Under the EIP, the Human Capital & Compensation Committee establishes a target incentive award for each executive officer as a percentage of base salary, establishes performance metrics for the fiscal year, and measures performance on an enterprise basis following the completion of the fiscal year. For fiscal year 2024, the EIP was based 80% on financial metrics and 20% on strategic metrics.

Financial Metrics (80% Weight)

For the fiscal year 2024 EIP, the Human Capital & Compensation Committee determined to use Adjusted Earnings Per Share (“EPS”) and Adjusted Free Cash Flow (each as defined below) as the financial metrics. For each financial metric, the Human Capital & Compensation Committee established quantitative threshold, target, and maximum performance levels. The performance metrics were established to set challenging yet attainable targets.

For purposes of the EIP performance metrics for fiscal year 2024, “Adjusted EPS” and “Adjusted Free Cash Flow” mean, respectively, (i) the Company’s reported diluted earnings per share, and (ii) the Company’s reported cash from operations, less capital expenditures, and in each case (i) and (ii) calculated without consideration to unusual income, expenses, gains, losses or other impacts totaling in excess of 2% of the Company’s net earnings for the fiscal year, including but not limited to any such items that are related to or associated with any:

a)
acquisitions or divestitures;
b)
reorganization or restructuring activities;

Compensation Discussion and Analysis

c)
litigation or claim judgments or settlements;
d)
impact of any changes in or assumptions related to tax or other statutes, regulations or other applicable laws or accounting principles, and in each case, that were not previously contemplated;
e)
foreign exchange fluctuations;
f)
asset write-downs; or
g)
other significant elements or items as provided in Section 11.2 of the Woodward 2017 Omnibus Incentive Plan.

In addition to the foregoing, if at the end of the performance period, the Human Capital & Compensation Committee believes that the achievement of the specific performance metrics under the EIP is not reflective of the Company’s expected level of financial, operating or other performance, the Human Capital & Compensation Committee may in its discretion modify the amount of any EIP payout to be made under the plan.

Consistent with the definitions above, for fiscal year 2024, in addition to (i) the adjustments to U.S. GAAP diluted earnings per share described in the Section titled “Non-U.S. GAAP Measures” in Item 7, Management’s Discussion and Analysis of Financial Conditions and Results of Operations, in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed with the SEC on November 26, 2024, and (ii) the adjustments to free cash flow as described in Annex A to this proxy statement, a downward adjustment was made, for EIP purposes, to Adjusted EPS and Adjusted Free Cash Flow in respect of unusual income from the Company’s China on-highway business totaling in excess of 2% of the Company’s net earnings for the fiscal year.

The following table sets out the fiscal year 2024 EIP financial metrics, weighting, performance targets, and payout factor approved by the Human Capital & Compensation Committee. We employ the use of a flatter funding curve for performance that is within close range of target to moderate payouts in that zone.

FINANCIAL PERFORMANCE METRIC	WEIGHT	THRESHOLD (0%)	TARGET ZONE LOW (90%)	TARGET (100%)	TARGET ZONE HIGH (110%)	MAXIMUM (200%)	ACTUAL	CALCULATED PAYOUT	WEIGHTED PAYOUT
Woodward Adjusted Earnings Per Share($)	50%	$4.18	$4.80	$4.92	$5.04	$5.66	$5.36	156%	63%
Woodward Adjusted Free Cash Flow($)	50%	$225M	$290M	$315M	$340M	$405M	$311M	98%	39%
Financial Payout Factor									127%

Strategic Metrics (20% Weight)

For the fiscal year 2024 EIP, the Human Capital & Compensation Committee established two strategic metrics for “Safety” and “People & Culture” performance. Safety of our employees is a top priority, and promoting and strengthening People & Culture at Woodward is a cornerstone of our human capital management strategy. The strategic metrics are qualitative in nature and measured following the completion of the fiscal year. When determining performance under the strategic metrics, the Human Capital & Compensation Committee evaluated performance during the fiscal year, considering both the successes and disappointments we experienced.

The objective of the Safety metric is to drive a safety culture and mindset across the Company where safety is the first consideration for all employees, and to proactively strive to effectively increases layers of risk protection. Performance under the Safety metric was measured based on meaningful progress in our fatality and serious injury (“FSI”) prevention project, as well as the successful early phase rollout of our Human and Organizational Performance (“HOP”) program to key facilities during the fiscal year. HOP is an approach to safety management that focuses on understanding how people and organizations work, and how to improve their performance in order to prevent accidents and incidents. We intend to implement HOP company-wide by the end of fiscal year 2026. We believe FSI prevention and HOP are driving meaningful cultural change at Woodward and improving safety outcomes.

The objective of the People & Culture Metric is to foster a culture of inclusivity, belonging and engagement where the power of diverse people, perspectives, and experiences are welcomed and recognized as a core component of our organizational success. Performance under the People & Culture metric was measured based on positive

Compensation Discussion and Analysis

progress made by the Company’s Inclusion Council during the fiscal year, the implementation of leader-led psychological safety training to drive a culture of inclusivity, and positive trends in engagement surveys related to employee perceptions of inclusive leadership.

STRATEGIC METRICS	PAYOUT FACTOR (0-200%)
Safety, People & Culture	125%

Summary of EIP Payout Calculations

The final payout factor and payout amounts for each of our NEOs, as approved by the Human Capital & Compensation Committee, are shown below.

	WEIGHT	2024 PAYOUT FACTORS	WEIGHTED PAYOUT
Financial Metrics	80%	127%	102%
Strategic Metrics	20%	125%	25%
Overall Payout Factor			127%

NEO	TARGET AS A % OF BASE SALARY(1)	TARGET AWARD ($)	PAYOUT FACTOR	PAYOUT ($)
Charles P. Blankenship, Jr.	120	1,359,462	127%	1,726,516
William F. Lacey	80	463,846	127%	589,085
Thomas G. Cromwell	80	536,557	127%	681,427
Randall L. Hobbs	80	465,938	127%	591,742
Terence J. Voskuil	80	433,538	127%	550,594
A Christopher Fawzy	75	195,438	127%	248,207
1)
For purposes of the EIP, “base salary” means eligible base wages earned during the applicable year.

Long-Term Incentive Compensation

As noted above, we made changes to our LTI Plan for fiscal year 2024. The LTI Plan for fiscal year 2024 executive compensation consisted of time-based equity in the form of stock options and/or RSUs (weighted 50%) and performance-based equity in the form of PSUs (weighted 50%). The Human Capital & Compensation Committee adopted equal relative weightings for each element to balance Woodward’s need for long-term retention provided by time-based equity with Woodward’s desire to provide management with the opportunity to earn additional incentive compensation based on the achievement of the company’s long-term financial objectives, which will ultimately deliver shareholder value.

The PSU awards are designed to replace our previous cash long-term incentive (“Cash LTI”) plan, and thus no Cash LTI awards were made for fiscal year 2024. The Human Capital & Compensation Committee believes the PSUs more effectively link executive compensation to company performance, as the value of PSUs better reflects changes in the Company’s stock price thereby further aligning management and stockholder interests. Previous Cash LTI awards for the fiscal year 2022-2024 and 2023-2025 performance cycles will continue to be subject to earnout and vest based on the original criteria.

Due to the impact of the one-time increase in award sizes to mitigate the impact of the grant date change (as described above), as well as the payout of Cash LTI compensation to certain of our executive officers, the compensation amounts reported in this proxy statement do not directly reflect the 50-50 split between time-based and performance-based awards. We anticipate this will resolve in future years as we maintain consistent annual grant dates and the Cash LTI plan phases out.

Compensation Discussion and Analysis

The Human Capital & Compensation Committee believes our LTI Plan design effectively supports our long-term business and strategic goals and directly ties the long-term goals of our executive leadership team to the interests of our stockholders. The LTI Plan is also an important tool we use to motivate and retain our executive officers.

In consultation with our CEO (other than with respect to himself) and FW Cook, the Human Capital & Compensation Committee approves a grant date fair value for the LTI awards for each executive officer, taking into account the factors as described above.

Time-Based Equity Compensation

Effective for fiscal year 2024, our executive officers (and all other employees who receive an annual equity award) received Equity Choice with respect to the form of their annual time-based equity awards (with each choice having the same grant date fair value). We believe stock options are aligned with stockholder interests because the participant does not benefit from the award unless there is shareholder value creation (i.e., an increase in the stock price) after the date of grant. Also, the value of the RSU awards is directly tied to the performance of the Company's stock price, which aligns the interests of participants with the long-term success of the Company. The combined availability of stock options and RSUs gives our executives the opportunity to balance the incentive award in a manner that suits their particular risk profile and their own preferences in financial or tax planning. In determining to adopt the Equity Choice program, the Human Capital & Compensation Committee considered historical Woodward equity compensation practices, market trends, employee preferences and flexibility, and the impact of Equity Choice on employee attraction and retention.

Stock options vest over a period of four years from the grant date at the rate of 25% per year, generally subject to continued service to the Company (no change from prior year). The grant date was February 12, 2024. The Black-Scholes value applied for each stock option was $58.15. The exercise price of the stock options is equal to the closing price as quoted on Nasdaq on the grant date.

Effective for fiscal year 2024, RSUs now vest over a period of three years from the grant date at the rate of 33.33% per year, generally subject to continued service to the Company. RSUs previously vested at the rate of 25% per year over four years. The Human Capital & Compensation Committee determined to shorten the RSU vesting period to better align the Company’s RSU awards with market practice.

As described above, to mitigate the impact of the grant date change, the Human Capital & Compensation Committee approved a one-time 36% increase in the “Annualized Target Grant Date Fair Value” for the annual time-based equity award to all eligible employees, including our executive officers. The amounts reported below in “Grant Date Fair Value Received” reflect the value actually received by the NEO after accounting for the one-time increase.

The time-based equity awards granted to our NEOs under the regular LTI Plan in fiscal year 2024 were as follows:

NAME	EQUITY CHOICE ELECTION	ANNUALIZED TARGET GRANT DATE FAIR VALUE	GRANT DATE FAIR VALUE RECEIVED($)	NUMBER OF RSUs	NUMBER OF STOCK OPTIONS
Charles P. Blankenship, Jr.	100% RSUs	2,850,000	3,879,046	28,158	—
William F. Lacey	100% RSUs	600,000	816,641	5,928	—
Thomas G. Cromwell	100% RSUs	875,000	1,190,935	8,645	—
Randall L. Hobbs	100% RSUs	375,000	510,401	3,705	—
Terence J. Voskuil	50% RSUs / 50% Stock Options	375,000	510,300	1,852	4,388
A Christopher Fawzy	100% Stock Options	375,000	510,395	—	8,777

One-Time RSU Award to Mr. Hobbs

As discussed above, we closed the Cash LTI plan to new participants during fiscal year 2023. Mr. Hobbs’ employment began during fiscal year 2023, but the Company had not determined to close the Cash LTI plan until

Compensation Discussion and Analysis

after his employment start date. Mr. Hobbs’ offer letter provided that he would begin participating in the 2022-2024 and 2023-2025 Cash LTI cycles on a prorated basis beginning in fiscal year 2024. To fulfill the Company’s commitment to Mr. Hobbs and to provide him with an award with a grant date fair value approximate to the value he would have received under the Cash LTI plan had he been permitted to participate, the Human Capital & Compensation Committee approved a one-time RSU award with a grant date fair value of $174,410. The RSUs vest 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date, which is similar to the timing of payments that Mr. Hobbs would have received under the Cash LTI plan. RSUs were provided to align delivered pay with Company share price performance after the grant date. The award was sized by an external valuation firm based on Company performance under the two applicable Cash LTI cycles as of November 27, 2023. This one-time RSU award was granted to all eligible employees who were similarly impacted.

Performance-Based Equity Compensation

Performance-based equity was introduced to the executive compensation program for the first time and awarded in the form of PSUs. Performance is measured over a three-year period based on the achievement of total shareholder return ("TSR") relative to the companies in the S&P MidCap 400 Index. The PSUs will vest only if the pre-established performance targets are achieved. If the Company’s absolute TSR during the performance period is negative, the maximum payout is capped at 100%. The ultimate payout (if any) is based on the following performance criteria:

RELATIVE TSR PERFORMANCE	PERFORMANCE LEVEL	PAYOUT
75th percentile or greater	Maximum	150% of target
50th percentile	Target	100% of target
25th percentile	Threshold	50% of target
Less than 25th percentile	Below Threshold	0% of target
Linear interpolation applies for performance between disclosed payout levels

Measuring performance on a relative basis mitigates the impact of macroeconomic factors (both positive and negative) that are beyond the control of management, and thus provides rewards that are more directly aligned with performance through different economic cycles. This measurement method aligns the interests of the executive officers and stockholders by rewarding performance that exceeds that of comparable companies. The S&P MidCap 400 was selected as the peer group because its constituents represent similarly-sized investment opportunities for Woodward’s shareholders.

All fiscal year 2024 PSUs were granted on November 27, 2023. As described above, to mitigate the impact of the grant date change, the Human Capital & Compensation Committee approved a one-time 16% increase to the “Annualized Target Grant Date Fair Value” for the annual PSU award to all eligible employees, including our executive officers. Thus, the amounts reported below in “Grant Date Fair Value Received” reflect the value actually granted to the NEO after accounting for the one-time increase.

The target number of PSUs is equal to the award grant date fair value divided by the Monte Carlo valuation for each PSU, which is determined as of the date of grant. The PSU awards to our NEOs in fiscal year 2024 were as follows:

NAME	ANNUALIZED TARGET GRANT DATE FAIR VALUE($)	GRANT DATE FAIR VALUE RECEIVED($)	TARGET NUMBER OF PSUs(#)
Charles P. Blankenship	2,850,000	3,323,697	22,692
William F. Lacey	600,000	699,687	4,777
Thomas G. Cromwell	875,000	1,020,310	6,966
Randall L. Hobbs	375,000	437,213	2,985
Terence J. Voskuil	375,000	437,213	2,985
A Christopher Fawzy	375,000	437,213	2,985

Compensation Discussion and Analysis

Long-Term Cash Compensation

As noted above, the PSU awards are designed to replace our previous Cash LTI plan. The Cash LTI plan was closed to new participants as of the beginning of fiscal year 2023 and no Cash LTI awards were made for fiscal year 2024. Nonetheless, the three-year performance cycle for the 2022 Cash LTI awards was completed in the 2024 fiscal year.

2022 Cash LTI – 2024 Fiscal Year Performance

In November 2024, the Compensation & Human Capital Committee certified the following performance achievement and associated payouts under the fiscal year 2022-2024 Cash LTI awards.

METRIC(1)	WEIGHTING (%)	COMPANY PERFORMANCE	ACTUAL PAYOUT AS A % OF TARGET
Return on Capital	50	60.7 Percentile	104.7
Growth in Earnings per Share	50	67.3 Percentile	148.7
Total			126.7
(1)
Performance under the Cash LTI plan is measured pursuant to a relative measurement methodology that compares our performance to the companies in the S&P MidCap 400 Index. “Return on Capital” is measured by taking net income, adjusted for accounting changes and after-tax interest expense, divided by the sum of total debt, stockholder’s equity, and any non-controlling interest. “Growth in Earnings per Share” is measured by taking net income, adjusted for any accounting changes, divided by the number fully diluted common shares outstanding, which is then compared to a baseline earnings per share to calculate the growth in diluted earnings per share during such cycle.

NEO	ACTUAL AWARD ($)
Charles P. Blankenship, Jr.(1)	464,566
William F. Lacey(2)	—
Thomas G. Cromwell	319,842
Randall L. Hobbs(2)	—
Terence J. Voskuil	177,381
A. Christopher Fawzy	126,652

(1)
Mr. Blankenship began participating in the 2022-2024 Cash LTI cycle on the first day of fiscal year 2023. Thus, his participation in the 2022-2024 cycle is prorated at 66.7%.
(2)
Messrs. Lacey and Hobbs do not participate in the Cash LTI plan because their respective employments with the Company began after the Cash LTI plan was closed to new participants.

Other Compensation Programs

The Human Capital & Compensation Committee had previously approved certain relocation benefits for Mr. Blankenship that were initially effective as of his appointment as CEO in May 2022. The relocation benefits were designed to accommodate a transition period for Mr. Blankenship and his family to relocate to the Fort Collins, Colorado area. Such benefits included the reimbursement of his commute between his current state of residence and Fort Collins, Colorado, as well as temporary housing (the “Relocation Benefits”). The Relocation Benefits had been approved through May 9, 2024. However, to enable Mr. Blankenship to remain focused on his responsibilities to the Company without increased distraction associated with a relocation process that has been delayed due to circumstances beyond Mr. Blankenship’s control, the Human Capital & Compensation Committee, in April 2024, extended the Relocation Benefits through December 31, 2024.

Prior to joining the Company, Mr. Lacey had completed the first year of a two-year executive development program targeted at executive level persons of color to succeed in the C-Suite. Mr. Lacey’s previous employer funded the first year of the program. In July 2023, the Human Capital & Compensation Committee authorized the Company to partially cover the fees for the second year of the program, although Mr. Lacey was unable to fully participate due to obligations related to his transition to Woodward. As such, in April 2024, the Human Capital &

Compensation Discussion and Analysis

Compensation Committee approved a Company contribution of $125,000 to the program to enable Mr. Lacey’s continued participation. The Company expects to directly benefit from Mr. Lacey’s participation in the program.

The NEOs are eligible to participate in health, welfare, and retirement benefits on the same basis as all of our U.S. employee membership. These benefits include a group health insurance program; life insurance, inclusive of employee life, additional buy-up employee life, optional spouse life, and optional child life; Accidental Death & Dismemberment insurance; Short-Term Disability; Long-Term Disability; a 401(k) retirement savings plan (the “Woodward Retirement Savings Plan”), inclusive of employee contributions and Company contributions (100% match on the first 3% of employee contributions, 50% on the next 3% of employee contributions, maxing at 4.5%); Woodward Stock Plan (annual Woodward contribution of 5% of eligible wages); and Retirement Income Plan (Company contribution of 1.5% of eligible wages, and 0.1% for each year of additional service). The Retirement Income Plan was closed to new participants as of September 30, 2003, with prior participants grandfathered.

Our NEOs are also eligible to participate in a non-qualified deferred compensation plan (the “Executive Benefit Plan” or the “EBP”). The EBP is also available to other key members of management and to members of the Board. Employee participants are able to defer up to 50% of base salary, and up to 100% of any cash incentive (EIP and/or Cash LTI) payments.

All of our tax-qualified plans are subject to applicable limitations set by the Internal Revenue Service (“IRS”). Supplemental contributions to the EBP (as more fully described below) are made for the Woodward Retirement Savings Plan, the Woodward Stock Plan, and the grandfathered Retirement Income Plan and are solely to restore for IRS limitations.

The benefits described in this section are paid to remain competitive in the marketplace. Amounts relating to certain of these benefits may be found in the “All Other Compensation” column of the Summary Compensation Table.

Post-Employment Compensation and Employment Contracts

The Company’s NEOs are not employed under general employment contracts and are employees at-will.

We have entered into severance and change in control agreements with each of the NEOs. The agreements provide for severance benefits in the event of a qualifying termination (i.e., a termination of employment without “Cause” or the NEO’s resignation for “Good Reason”), whether within or outside a change in control period, although the benefits are different in each circumstance as more fully reflected below under the caption “Executive Compensation — Potential Payments Upon Termination or Change in Control”.

The severance benefits are intended to ease the consequences of a qualifying termination of employment. These benefits are also designed to prevent our senior executives from seeking employment with our competitors or elsewhere after a qualifying termination or from soliciting our employees or customers during a period after a qualifying termination.

The benefits applicable during a change in control period are designed to help align actions and behaviors with, and in the best interests of, our stockholders in the event of a proposed or actual change in control transaction, to retain these executives through a change in control transaction and to enable them to remain focused on running the business to ensure a smooth transition. The change in control benefits are designed to preserve productivity, avoid disruption, and prevent attrition in the event we are involved in a change in control transaction.

The benefits applicable during a change in control period also motivate executives to pursue transactions that are in our stockholders’ best interests notwithstanding the potential negative impact of the transaction on their future employment. While cognizant of their terms, the Human Capital & Compensation Committee does not view the severance and change in control agreements as an element of current compensation, and such arrangements do not necessarily affect the Human Capital & Compensation Committee’s annual compensation decisions.

For a further description of the severance and change in control agreements, see the information under the caption “Executive Compensation — Potential Payments Upon Termination or Change in Control”.

Compensation Discussion and Analysis

Impact of Accounting and Tax Issues on Executive Compensation

In establishing our compensation program, we consider the overall expense arising from aggregate executive compensation levels and awards and the components of our pay programs. Further, as one of the factors in our evaluation of our compensation program, we have considered the anticipated tax treatment to the Company and to the executive officers of various payments and benefits. Section 162(m) of the Code generally places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to our CEO, CFO, the other executive officers listed in the Summary Compensation Table in this proxy statement and certain former executive officers. The Company and the Human Capital & Compensation Committee have considered and will continue to consider various approaches regarding the deductibility of compensation payments to the extent reasonably practicable and to the extent consistent with our other compensation goals.

Stock Ownership Guidelines

The Board maintains stock ownership guidelines for the Company’s non-employee directors and its officers to align their interests and objectives with those of our stockholders. The below table reflects minimum ownership value for the Company’s non-employee directors and its officers as a multiple of their respective annual base retainers or salaries, as applicable. Accumulation of the amount of stock required under the ownership guidelines is generally required within 60 months of the date such person becomes subject to the updated guidelines. If after the 60 month accumulation period a subject person has either not achieved the ownership requirement or falls below the ownership requirement, then, until the holding target is achieved (or re-achieved), that person would be required to (i) retain at least 75% of net shares acquired upon any future vesting of equity awards (including RSUs and PSUs) and/or exercise of stock options, in each case after deducting shares used to pay applicable taxes and/or exercise price, and (ii) denominate in Woodward stock 100% of compensation thereafter deferred into the EBP, if any.

ROLE	MINIMUM OWNERSHIP VALUE AS MULTIPLE OF BASE RETAINER/SALARY
Non-employee members of the Board	5x
CEO	5x
CFO, COO and Business Presidents	3x
Other Executive Vice Presidents	2x

All direct holdings (shares held as owner of record or in a brokerage account, shares held in the Woodward Retirement Savings Plan, and unfunded deferred amounts denominated in Woodward Stock in the EBP), as well as the value of unvested time-based RSUs, are included for purposes of calculating stock ownership value. Unearned PSUs and value attributable to unexercised stock options, whether vested or unvested, do not count towards the guidelines. Officers and directors are deemed to be in compliance with the policy provided the individual (i) has been subject to the updated ownership requirement for less than five years, (ii) has achieved the stated ownership value for the individual’s role, or (iii) is abiding by the retention requirement described above. The Human Capital & Compensation Committee may in its discretion relieve any person of such obligations on a case-by-case basis, taking into consideration special circumstances such as retirement or health of the individual. As of the date of this proxy statement filing, all directors and officers were in compliance with the ownership guideline policy.

Insider Trading Policy

The Company has adopted an insider trading policy governing the purchase, sale, and/or other disposition of our securities by directors, officers, employees, and other covered persons. We believe this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our insider trading policy was filed as an exhibit to our Annual Report on Form 10-K for fiscal 2024.

Compensation Discussion and Analysis

Hedging and Pledging Policy

Under our written policies, no directors or employees (including officers) of the Company are permitted to purchase our stock on margin, or to short sell, buy or sell puts or calls, or to engage in any other transaction related to Woodward securities that hedge or offset, or are designed to hedge or offset any decrease in the market value of Woodward securities, whether such securities are granted to such employee or director by the Company as part of compensation, or held by the employee or director. In addition, directors and employees of the Company are not permitted to pledge Woodward stock under any circumstances.

Clawback Policy

The Human Capital & Compensation Committee maintains a Clawback Policy that is designed to enable the Company to recover erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement. The policy is designed to comply with, and to be interpreted in a manner consistent with, Section 10D of the Exchange Act, SEC Rule 10D-1, and with the Nasdaq listing rules. Under the policy, in the event of an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct a material error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Company must recover erroneously awarded incentive-based compensation previously paid to the Company’s executive officers in accordance with the terms of such Clawback Policy. Furthermore, under the policy, the Company is prohibited from indemnifying any executive officer or former executive officer against the loss of erroneously awarded incentive-based compensation and from paying or reimbursing an executive officer for purchasing insurance to cover any such loss. A copy of the Clawback Policy can be found on our website at https://ir.woodward.com/overview.

Option Grant Policies

The Human Capital & Compensation Committee establishes an annual grant date for all annual equity awards and also approves certain off-cycle equity awards from time to time. The grant date for all such awards (including stock options) falls during a regular quarterly open trading window. The Human Capital & Compensation Committee typically approves equity awards either at its regularly scheduled meetings or via unanimous written consent. We have not granted, nor do we intend to grant, stock options in anticipation of the release of material, nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and we have not taken, nor do we intend to take, material nonpublic information into account when determining the terms of stock options. Similarly, we have not timed, nor do we intend to time, the release of material, nonpublic information for the purpose of affecting the value of executive compensation or for any other purpose.

Human Capital & Compensation Committee Report

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, or the Exchange Act, that might incorporate this proxy statement, in whole or in part, the following Woodward, Inc. Human Capital & Compensation Committee Report on Compensation Discussion and Analysis shall not be deemed to be “soliciting material” or “filed” with the SEC or incorporated by reference into any such previous or future filings.

The Human Capital & Compensation Committee is charged with certain responsibilities relating to compensation of the Company’s executive officers. The Human Capital & Compensation Committee evaluates and approves all compensation of executive officers, including base salaries, short-term and long-term incentive compensation, and any perquisite programs of the Company. Human Capital & Compensation Committee determinations are presented to the Board.

The Human Capital & Compensation Committee also fulfills its duties with respect to the Compensation Discussion and Analysis and Human Capital & Compensation Committee Report portions of the proxy statement, as described in the Human Capital & Compensation Committee’s charter.

The Human Capital & Compensation Discussion and Analysis was prepared by management of the Company. The Company is responsible for the Compensation Discussion and Analysis and for the disclosure controls relating to executive compensation. The Compensation Discussion and Analysis is not a report or disclosure of the Human Capital & Compensation Committee.

The Human Capital & Compensation Committee met with management of the Company and the Human Capital & Compensation Committee’s outside consultant to review and discuss the Compensation Discussion and Analysis.

The Human Capital & Compensation Committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement and the 2024 Annual Report on Form 10-K with the management of the Company. Based on such review and discussions, the Human Capital & Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s 2024 Annual Report on Form 10-K, and the Board approved that recommendation.

Human Capital & Compensation Committee:	Daniel G. Korte, Chairperson
David P. Hess
Eileen P. Paterson
Tana L. Utley

Executive Compensation

Summary Compensation Table

The following tables set forth compensation information for the NEOs for services rendered in all capacities to the Company and its subsidiaries in fiscal year 2024.

NAME AND PRINCIPAL POSITION DURING FISCAL YEAR 2024	FISCAL YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(1)	OPTION AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL($)
Charles P. Blankenship, Jr.	2024	1,132,885	—	7,202,743	—	2,191,082	651,155	11,177,865
Chairman and Chief Executive Officer	2023	1,100,000	—	874,561	3,159,750	1,872,200	609,025	7,615,536
	2022	401,923	1,000,000	3,402,564	1,920,010	0	259,764	6,984,261
William F. Lacey	2024	579,808	—	1,516,328	—	589,085	340,631	3,025,852
Executive Vice President and Chief Financial Officer	2023	191,827	400,000	719,962	440,607	212,928	105,942	2,071,266
Thomas G. Cromwell	2024	670,696	—	2,211,245	—	1,001,269	79,312	3,962,522
Executive Vice President and Chief Operating Officer	2023	649,515	—	286,206	1,033,962	720,962	74,178	2,764,823
	2022	624,558	—	—	1,247,400	134,976	74,567	2,081,501
Randall L. Hobbs	2024	582,423	—	1,121,932	—	591,742	113,281	2,409,378
Executive Vice President and President, Industrial	2023	459,423	700,000	4,301,713	396,041	498,860	2,589,439	8,945,476
Terence J. Voskuil	2024	541,923	—	692,344	255,168	727,974	73,045	2,290,454
Executive Vice President and President, Aerospace
A. Christopher Fawzy	2024	260,585	—	580,929	998,746	374,859	1,028,330	3,243,449
Former Executive Vice President, General Counsel,	2023	507,004	—	124,434	449,484	487,738	58,020	1,626,678
Chief Compliance Officer and Secretary(5)	2022	520,944	—	—	516,600	65,694	56,309	1,159,547

Note: The Change in Pension Value and Non-Qualified Deferred Compensation Earnings columns have been omitted from this table because they are not applicable.

(1)
Amounts reflect the aggregate grant date fair value of RSU awards (if any) and PSU awards (if any) granted during the year indicated, as calculated by the Company under generally accepted accounting principles in accordance with ASC 718. Assumptions used in calculating these amounts are included in Note 21 of Woodward’s financial statements in its Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the SEC on November 26, 2024. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The total grant date fair value of the PSUs that may be earned depending on Woodward’s relative TSR remains the same whether the maximum, target, or below target performance is earned.
(2)
Time-based equity awards in the form of stock options. Assumptions used in calculating the amounts in the Summary Compensation Table above are included in Note 21 of Woodward’s financial statements in its Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed with the SEC on November 26, 2024.
(3)
Amounts for fiscal year 2024 includes compensation earned under the Cash LTI plan (if any) and the EIP.
(4)
The amounts reported include the following:
•
Woodward’s contributions to the Woodward Retirement Savings Plan, which consists of a 401(k) component, a Woodward common stock component, and a Retirement Income Plan component (which was closed to new entrants hired after 2003).
•
Credit to the EBP for contributions to which the executive would have been entitled if the benefit had been calculated without regard to the limit under the Internal Revenue Code on total contributions, benefit eligible compensation, and/or salary deferrals. With respect to Mr. Hobbs’ “All Other Compensation” for 2023, such amount also reflects a cash contribution by the Company in the amount of $2,500,000 on behalf of Mr. Hobbs into the EBP on his employment start date that was provided to replace a portion of the pension benefit value that Mr. Hobbs forfeited by departing his previous employer.
•
In accordance with our standard relocation policy that is applicable to all employees, payments made in fiscal year 2024 to federal and state tax authorities in connection with a relocation to Colorado by Messrs. Lacey and

Executive Compensation

Hobbs. Our relocation policy provides for these payments to offset the economic loss suffered by the relocated employee on account of taxes owed on certain relocation benefits paid by the Company. These tax assistance benefits were determined and provided to Messrs. Lacey and Hobbs in the same way as for any other employees who receive relocation benefits.
•
Various other perquisite costs attributable to our NEOs, as described more fully in the footnotes to the below table.

Table to footnote (4) above:

NAME	RETIREMENT SAVINGS PLAN($)	EXECUTIVE BENEFIT PLAN CREDIT($)	RELOCATION RELATED TAX PAYMENTS ($)	OTHER ($)	TOTAL ($)
Charles P. Blankenship, Jr.(a)	32,025	73,150	—	545,980	651,155
William F. Lacey(b)	38,792	301	72,284	229,254	340,631
Thomas G. Cromwell(c)	32,025	30,998	—	16,289	79,312
Randall L. Hobbs(d)	32,025	22,800	28,201	30,255	113,281
Terence J. Voskuil(e)	40,935	23,180	—	8,930	73,045
A. Christopher Fawzy(f)	22,004	17,442	—	988,884	1,028,330

a)
For Mr. Blankenship, the “Other” compensation includes $515,779 representing a reasonable estimate of compensation attributable to him for Company-provided commuting benefits, Company-paid premiums of $27,401 for supplemental long-term disability insurance, and contributions by the Company of $2,800 toward an executive physical program.
b)
For Mr. Lacey, the “Other” compensation includes $125,000 paid by the Company to partially cover the fees for the second year of an executive development program, $89,526 in Company-paid moving expenses related to Mr. Lacey’s relocation to Colorado in fiscal year 2024, Company-paid premiums of $11,578 for supplemental long-term disability insurance, and contributions by the Company of $3,150 toward an executive physical program.
c)
For Mr. Cromwell, the “Other” compensation includes $14,189 Company-paid premiums for supplemental long-term disability insurance, and contributions by the Company of $2,100 toward an executive physical program.
d)
For Mr. Hobbs, the “Other” compensation includes $18,004 in Company-paid moving expenses related to Mr. Hobbs' relocation to Colorado in fiscal year 2024, Company-paid premiums of $9,101 for supplemental long-term disability insurance, and contributions by the Company of $3,150 toward an executive physical program.
e)
For Mr. Voskuil, the “Other” compensation includes Company-paid premiums for supplemental long-term disability insurance.
f)
For Mr. Fawzy, the “Other” compensation includes $927,500 in severance payments and a $57,000 payment in lieu of providing continued healthcare benefits, each as provided for in Mr. Fawzy's Separation and Release Agreement, and $4,384 in Company-paid premiums for supplemental long-term disability insurance.
(5)
Mr. Fawzy departed the Company on March 14, 2024. His fiscal year 2024 base salary amount reflects the portion of his base salary earned prior to his departure from the company. The amount reported in the Stock Awards column includes $45,799 in incremental fair value related to modifications to his outstanding RSUs and $97,917 in incremental fair value related to modifications to his outstanding PSUs, and the amount reported in the Option Awards column for Mr. Fawzy includes $488,351 in incremental fair value related to modifications to his outstanding stock options, all deemed to have occurred in connection with the termination of his employment, as computed in accordance with ASC 718. See “Qualifying Termination Outside a Change in Control” below for a description of Mr. Fawzy’s Separation and Release Agreement.

Executive Compensation

Other Compensation Tables

Grants of Plan-Based Awards for Fiscal Year 2024 ending September 30, 2024

The following table reflects estimated possible payouts under equity and non-equity incentive plans to the NEOs during fiscal year 2024. Annual bonuses were awarded under the EIP. Long-term incentive awards were granted in the form of stock options and/or RSUs, as well as PSUs. See the “Compensation Discussion and Analysis” for more details.

			ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED POSSIBLE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)
NAME	GRANT DATE	AWARD TYPE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(3)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)(4)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SHARE)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(5)
Blankenship	—	EIP	—	1,359,462	2,718,923
	11/27/23	PSU				11,346	22,692	34,038				3,323,697
	02/12/24	RSU							28,158			3,879,046
Lacey	—	EIP	—	463,846	927,692
	11/27/23	PSU				2,389	4,777	7,166				699,687
	02/12/24	RSU							5,928			816,641
Cromwell	—	EIP	—	536,557	1,073,114
	11/27/23	PSU				3,483	6,966	10,449				1,020,310
	02/12/24	RSU							8,645			1,190,935
Hobbs	—	EIP	—	465,938	931,877
	11/27/23	PSU				1,493	2,985	4,478				437,213
	11/27/23(6)	RSU							1,324			174,318
	02/12/24	RSU							3,705			510,401
Voskuil	—	EIP	—	433,538	867,077
	11/27/23	PSU				1,493	2,985	4,478				437,213
	02/12/24	RSU							1,852			255,132
	02/12/24	NQSO								4,388	137.76	255,168
Fawzy	—	EIP	—	195,438	390,877
	11/27/23	PSU				1,493	2,985	4,478				437,213
	02/12/24	NQSO								8,777	137.76	510,395
	03/14/24	NQSO								3,075	117.64	90,282(7)
	03/14/24	NQSO								6,777	83.24	356,843(7)
	03/14/24	NQSO								6,582	137.76	41,225(7)
	03/14/24	RSU							741			45,799(7)
	03/14/24	PSU				446	892	1,338				97,197(7)

(1)
Includes annual cash incentive opportunities under the EIP for fiscal year 2024. EIP payment amounts are earned based on the achievement of established performance objectives on a sliding scale of 0% to 200% of the target amount established. These amounts are based on the individual’s position and a percentage of the individual’s base salary for the fiscal year in which the EIP is earned.
(2)
Includes PSU awards granted in fiscal year 2024 for the 2024-2026 performance cycle.
(3)
Includes RSU awards granted in fiscal year 2024.
(4)
Includes stock option awards granted in fiscal year 2024.
(5)
Other than the modification amounts reported in Footnote 7 to this table, the amounts reported in this column represent the grant date fair value of stock option awards, RSU, and PSU awards (as applicable) in accordance with ASC 718. The Black-Scholes value of each stock option reported in this table was $58.15. The grant date fair value for PSUs was calculated in accordance with ASC 718 using a Monte Carlo simulation. Assumptions used in calculating these amounts are included in Note 21 of Woodward’s financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the SEC on November 26, 2024.

Executive Compensation

(6)
Mr. Hobbs received a one-time RSU award to approximate to the value he would have received under the Cash LTI plan had he been permitted to participate. See “Long-Term Incentive Compensation” under “Compensation Discussion and Analysis” for more information.
(7)
These amounts include the incremental fair value related to modifications to Mr. Fawzy’s outstanding stock options, RSUs, and PSUs, all deemed to have occurred in connection with the termination of his employment, as computed in accordance with ASC 718. See “Qualifying Termination Outside a Change in Control” below for a description of Mr. Fawzy’s Separation and Release Agreement.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

See “Long-Term Incentive Compensation” in the Compensation Discussion and Analysis above for a discussion of the material terms of the Company’s EIP, stock option, RSU, and PSU awards.

The Company’s NEOs are not employed under general employment contracts and are employees at-will. See “Potential Payments Upon Termination or Change in Control” for a description of NEO severance and change in control agreements and a discussion of the termination and change in control provisions NEOs may be entitled to, including with respect to treatment of outstanding stock option, RSU, and PSU awards.

Executive Compensation

Outstanding Equity Awards at Fiscal Year End (September 30, 2024)

The following table provides information regarding the outstanding equity awards held by each of the NEOs as of September 30, 2024:

		OPTION AWARDS(1)				STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS – EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS – UNEXERCISABLE (#)	OPTION EXERCISE PRICE($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(#)	MARKET VALUEOF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(2)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED($)
Blankenship	05/09/2022					35,230(3)	6,042,288
	05/09/2022	25,250	25,250	98.34	05/09/2032
	10/03/2022	23,822	71,466	83.24	10/03/2032
	10/03/2022					7,929(4)	1,359,866
	11/27/2023							34,038	5,837,857
	02/12/2024					28,289(5)	4,851,811
Lacey	08/21/2023					5,804(6)	995,443
	08/21/2023	2,074	6,219	124.82	8/21/2033
	11/27/2023							7,166	1,229,041
	02/12/2024					5,956(5)	1,021,434
Cromwell	10/01/2019	35,841	—	104.77	10/01/2029
	10/01/2020	54,975	18,325	81.03	10/01/2030
	10/01/2021	14,850	14,850	117.64	10/01/2031
	10/03/2022	7,796	23,385	83.24	10/03/2032
	10/03/2022					2,595(4)	444,997
	11/27/2023							10,449	1,792,108
	02/12/2024					8,685(5)	1,489,591
Hobbs	12/05/2022					5,256(7)	901,403
	12/05/2022					2,176(4)	373,270
	12/05/2022	2,546	7,635	96.30	12/05/2032
	12/05/2022					36,791(8)	6,309,992
	11/27/2023					1,330(9)	228,134
	11/27/2023							4,478	768,022
	02/12/2024					3,722(5)	638,396
Voskuil	10/03/2016	5,200	—	62.57	10/03/2026
	10/02/2017	5,400	—	78.97	10/02/2027
	10/01/2018	3,500	—	79.81	10/01/2028
	10/01/2019	2,800	—	104.77	10/01/2029
	04/28/2020	2,800	—	58.35	04/28/2030
	10/01/2020	3,675	1,225	81.03	10/01/2030
	10/01/2021	4,150	4,150	117.64	10/01/2031
	10/03/2022	3,005	9,013	83.24	10/03/2032
	10/03/2022					1,000(4)	171,527
	11/27/2023							4,478	768,022
	02/12/2024					1,861(5)	319,112
	02/12/2024	—	4,388	137.76	02/12/2034
Fawzy	10/02/2017	21,500	—	78.97	10/02/2027
	10/01/2018	29,300	—	79.81	10/01/2028
	10/01/2019	17,100	—	104.77	10/01/2029
	10/01/2020	22,950	7,650	81.03	10/01/2030
	10/01/2021	6,150	6,150	117.64	10/01/2031
	10/03/2022	3,389	10,166	83.24	10/03/2032
	10/03/2022					1,128(4)	193,447
	11/27/2023							1,337	229,309
	02/12/2024	—	8,777	137.76	02/12/2034

Executive Compensation

(1)
Option tranches granted to all NEOs vest over four years at a rate of 25% per year.
(2)
PSUs awarded to all NEOs on November 27, 2023 will vest after a three-year performance period, generally subject to both continuous service and achievement of goals. Shares reported in this table are assumed at maximum, and final shares vested will be determine based on goal attainment. See “Compensation Discussion and Analysis” additional information relating to these provisions, including performance criteria.
(3)
All RSUs granted to Mr. Blankenship on May 9, 2022 will cliff vest on May 9, 2025 (generally subject to his continued employment), and the total number of RSUs that have not vested include additional units issued in connection with the dividend reinvestment provisions of the Company’s RSU awards.
(4)
RSUs granted to Messrs. Blankenship, Cromwell, Voskuil, and Fawzy on October 3, 2022, as well as certain RSUs granted to Mr. Hobbs on December 5, 2022 vest over four years at a rate of 25% per year (generally subject to continued employment), and the total number of RSUs that have not vested include additional units issued in connection with the dividend reinvestment provisions of the Company’s RSU awards.
(5)
RSUs granted to Messrs. Blankenship, Lacey, Cromwell, Hobbs, and Voskuil on February 12, 2024 will vest over three years at a rate of 33.3% per year (generally subject to continued employment), and the total number of RSUs that have not vested include additional units issued in connection with the dividend reinvestment provisions of the Company’s RSU awards.
(6)
All RSUs granted to Mr. Lacey on August 21, 2023 will cliff vest on August 21, 2026 (generally subject to his continued employment), and the total number of RSUs that have not vested include additional units issued in connection with the dividend reinvestment provisions of the Company’s RSU awards.
(7)
RSUs granted to Mr. Hobbs on December 5, 2022 will cliff vest on December 5, 2025 (generally subject to his continued employment), and the total number of RSUs that have not vested include additional units issued in connection with the dividend reinvestment provisions of the Company’s RSU awards.
(8)
RSUs granted to Mr. Hobbs on December 5, 2022 will vest 50% on December 5, 2025 and 50% on December 5, 2026 (generally subject to continued employment; provided, however, that if the Company terminates Mr. Hobbs’ employment other than for “Cause” prior to vesting, such RSUs would immediately vest upon such termination).
(9)
RSUs granted to Mr. Hobbs on November 27, 2023 will vest 50% on December 5, 2025 and 50% on December 5, 2026 (generally subject to continued employment).

Option Exercises and Stock Vested Table

The following table provides the amounts received (net of the exercise price) upon the exercise of options or similar instruments or the vesting of stock or similar instruments during fiscal year 2024:

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE(#)	VALUE REALIZED ON EXERCISE($)	NUMBER OF SHARES ACQUIRED ON VESTING(#)	VALUE REALIZED ON VESTING($)
Charles P. Blankenship, Jr.	—	—	2,627	323,053
William F. Lacey	—	—	—	—
Thomas G. Cromwell	43,859	2,121,609	860	105,742
Randall L. Hobbs	—	—	722	98,389
Terence J. Voskuil	—	—	332	40,785
A. Christopher Fawzy	47,800	5,767,785	374	45,991

Executive Compensation

Nonqualified Deferred Compensation Table at Fiscal Year End

The following table discloses contributions, earnings and balances under the EBP, the Company’s nonqualified deferred compensation plan, for each NEO, during fiscal year 2024:

NAME	EXECUTIVE CONTRIBUTIONS ($)(1)	COMPANY CONTRIBUTIONS ($)(2)	AGGREGATE EARNINGS ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT SEPTEMBER 30 ($)(3)
Charles P. Blankenship, Jr.	—	73,150	15,342	—	127,364
William F. Lacey	—	301	26	—	327
Thomas G. Cromwell	—	30,998	249,513	—	955,186
Randall L. Hobbs	—	22,800	691,825	—	3,334,305
Terence J. Voskuil	—	23,180	11,146	—	73,632
A. Christopher Fawzy	—	17,442	286,791	(1,185,677)	—

(1)
This amount is included in amounts reported in the Salary column of the Summary Compensation Table.
(2)
These amounts are included in amounts reported in the All Other Compensation column of the Summary Compensation Table.
(3)
The portion of the amounts shown in this column that were previously reported in the Summary Compensation Table is as follows: Mr. Blankenship, $37,342; Mr. Cromwell, $582,972; Mr. Hobbs, $2,500,000; Mr. Fawzy, $70,073.

Narrative Disclosure of Nonqualified Deferred Compensation Table

The EBP is a non-qualified, deferred compensation plan that is designed to allow for supplemental retirement savings above the limits imposed by the IRS. If deferrals are above the Code limits on eligible compensation, then the account is credited by the Company with a percentage “match” contribution equivalent to that available under the Woodward Retirement Savings Plan. All contributions are made on a tax-deferred basis. Eligible participants are selected to participate based on criteria that includes incentive level, salary level and significant accountability to produce or contribute to key business results. Amounts deferred under the EBP earn deemed investment returns based on the same investment alternatives available to participants under the Woodward Retirement Savings Plan. Deemed investments into Woodward common stock is generally permitted, except that supplemental contributions by the Company to the EBP are not permitted to initially be deemed invested in Woodward stock. Eligible employee participants may defer up to 50% of base salary for a plan year and up to 100% of cash incentive compensation. All distribution elections must be made in advance of the plan year. At the time of the deferral election, the participant must designate the time and form of distribution. Distributions may also be elected for future dates during employment; however, any future date selected must be at least five plan years after the plan year in which the deferral is credited to the account. Distributions may be modified if executed a year before the originally scheduled distribution date. Distributions from the plan are made in cash; however, any payment made that is attributable to the portion of the participant’s account deemed invested in Company stock is made in whole shares of Company stock with fractional shares paid in cash. Amounts included in the EBP are 100% vested at all times.

Potential Payments Upon Termination or Change in Control

This section explains the payments and benefits to which the NEOs would be entitled in various termination of employment scenarios. The “Retirement”, “Death and Disability”, “Qualifying Termination Outside of a Change in Control”, and “Change in Control” tables below report hypothetical amounts only for the NEOs who were serving as executive officers of the Company as of the last day of our fiscal year 2024 (such NEOs, the “Current Officer NEOs”). For purposes of this explanation and these scenarios, we have assumed that the Current Officer NEOs’ hypothetical termination of employment and change-in-control occurred on such date.

Mr. Fawzy's departure constituted a qualifying termination (as defined in the Amended and Restated Executive Severance and Change in Control Agreement) during fiscal year 2024, and the severance benefits he received pursuant to such agreement are described below.

Executive Compensation

The intent of this section is to isolate those payments and benefits for which the amount, vesting, or time of payment is altered by the termination of employment in the described circumstances. In addition, the Current Officer NEOs would receive the amounts earned under the EIP and Cash LTI plan for the performance period ending on September 30, 2024 (see Summary Compensation Table, non-equity incentive column).

Retirement

If an NEO was eligible for retirement as of the end of fiscal year 2024, such NEO would have generally received the following upon retirement on such date:

•
A pro rata payout (based on service prior to retirement) at the conclusion of each open Cash LTI cycle based on actual company performance;
•
Continued vesting of RSUs and continued vesting and exercisability (in accordance with the original vesting schedule) of unvested stock options following retirement; and
•
Continued vesting of PSUs and a payout at the end of the performance period based on actual performance during the performance period. If the NEO was granted the PSU award less than one year prior to the NEO’s termination while eligible for retirement, the PSU award would be prorated based on the portion of the one-year period served prior to the termination.

Mr. Blankenship is retirement-eligible for purposes of all his equity awards, except for the RSUs granted to him on May 9, 2022 in connection with his appointment as CEO which do not provide for continued vesting following retirement (the "Sign-On RSU Awards"). Mr. Blankenship is not retirement-eligible under the Cash LTI plan. Mr. Voskuil is retirement-eligible for purposes of all his equity awards, as well as under the Cash LTI plan. No other Current Officer NEO was retirement eligible on the last day of our fiscal year.

The following table shows the amount each Current Officer NEO would have received on account of retirement occurring on the last business day of our fiscal year.

RETIREMENT
NAME	CASH LTI AWARDS($)(1)	NON-QUALIFIED STOCK OPTIONS ($)(2)	RESTRICTED STOCK UNITS($)(2)	PERFORMANCE STOCK UNITS($)(1)
Charles P. Blankenship, Jr.	—	8,155,846	6,211,678	3,310,095
William F. Lacey	—	—	—	—
Thomas G. Cromwell	—	—	—	—
Randall L. Hobbs	—	—	—	—
Terence J. Voskuil	121,321	1,278,071	490,639	435,424
(1)
The value for the Cash LTI awards is based on the Company attaining target level of performance for the one remaining open Cash LTI performance period. The value for the PSUs represents the shares that would have been earned assuming target performance, with a market price as of the last trading day of the fiscal year.
(2)
In the event of a retirement by an NEO who is retirement eligible, and pursuant to the terms of the applicable award agreements, the unvested stock options and RSUs reflected in this table would continue to vest in accordance with their original vesting schedule. Unvested awards do not receive accelerated vesting upon a retirement; hence there is no incremental associated benefit upon retirement for retirement-eligible NEOs. The amounts attributed to Mr. Blankenship and Mr. Voskuil represent (i) the value of the unexercisable portion of their option awards and (ii) the value of their unvested RSU awards (other than Mr. Blankenship’s Sign-On RSU Awards), in each case as of September 30, 2024.

Death and Disability

If an NEO dies or becomes totally and permanently disabled while employed, the post-termination benefit would consist of:

•
a pro rata payout (based on service prior to end of employment) at the conclusion of each open Cash LTI cycle based on actual company performance;

Executive Compensation

•
accelerated vesting of stock option awards, which would remain exercisable for the remaining portion of the 10-year term of the options;
•
accelerated vesting of RSUs; and
•
accelerated vesting of PSUs as if the performance goal had been achieved at target (no proration).

The following table shows the amount each Current Officer NEO would receive on account of death or a disability-related termination occurring on the last business day of our fiscal year:

DEATH AND DISABILITY
NAME	CASH LTI AWARDS($)(1)	NON-QUALIFIED STOCK OPTIONS ($)(2)	RESTRICTED STOCK UNITS($)(2)	PERFORMANCE STOCK UNITS($)(1)
Charles P. Blankenship, Jr.	366,630	—	6,042,288	3,909,983
William F. Lacey	—	290,365	2,016,877	823,109
Thomas G. Cromwell	174,996	4,522,209	1,934,588	1,200,288
Randall L. Hobbs	—	574,228	8,451,195	514,335
Terence J. Voskuil	121,321	—	—	514,335

(1)
The value for the Cash LTI awards is based on the Company attaining target level of performance for the one remaining open Cash LTI performance period. The value for the PSUs represents the shares that vested with a market price as of the last trading day of the fiscal year.
(2)
The value in this column represents the shares that vested due to the applicable provision, with a market price on the last trading day of the fiscal year and (where applicable) the exercise price of the option. NEOs who are retirement eligible receive, upon retirement, continued vesting (in accordance with the original vesting schedule) of any then-unvested options. Accordingly, termination of a retirement-eligible NEO by reason of death or disability would not result in incremental vesting of any stock options or RSUs, although it would result in immediate vesting of such options.

Executive Severance and Change in Control Agreements

We previously entered into an Amended and Restated Executive Severance and Change in Control Agreement with each of our NEOs, which triggers certain benefits only in the event of a qualifying termination (each a “Severance Agreement”). A qualifying termination of employment for purposes of the Severance Agreements is generally a termination of the NEO’s employment by the Company without “cause” or by the NEO for “good reason” (as both terms are defined in the Severance Agreements and described below). The amount of the benefits varies depending upon whether the qualifying termination is determined to be in connection with a change in control (as such term is defined in the Severance Agreements and described below). A qualifying termination of employment is considered in connection with a change in control if the termination is within the period beginning three months before and ending two years after a change in control.

The Severance Agreements also subject the NEOs to restrictive covenants, including noncompetition, confidentiality, nonsolicitation, cooperation, and nondisparagement requirements.

Qualifying Termination Outside a Change in Control

The Severance Agreements generally entitle an NEO who experiences a qualifying termination of employment not in connection with a change in control to the following benefits:

•
a lump sum payment equal to the sum of (i) any unpaid base salary, accrued vacation pay, unreimbursed business expenses, and any other amounts previously earned by and owed to the eligible employee; (ii) one times the NEO’s then current base salary; (iii) one times the greater of the target bonus under the then current year’s and the immediately prior year’s annual incentive award; and (iv) the estimated cost to the Company (less the eligible employee’s premium co-pay obligations) to provide the NEO with one year of health and welfare benefit coverage under Company-provided plans;

Executive Compensation

•
the actual amount the NEO would have earned, if any, under the then-current year's annual incentive award, prorated based on the portion of the year before the qualifying termination of employment;
•
the actual amount the NEO would have earned, if any, for any open Cash LTI cycles, prorated based on the portion of the performance cycle before the qualifying termination of employment;
•
continued vesting of the portion of any outstanding, unvested time-based equity awards that would have vested had the NEO remained an employee for an additional 12 months following his or her qualifying termination; and
•
continued exercisability of any vested, unexercised stock options until the maximum expiration set forth in the applicable award agreement.

In addition and solely in the event of an NEO’s termination without cause, each NEO’s PSU award agreement entitles such NEO to vesting based on actual performance achievement, prorated based on the portion of the performance period that elapsed before the termination without cause. Notwithstanding the foregoing, if the NEO’s employment ends for any reason other than a termination for cause while the NEO is retirement-eligible, such NEO shall be entitled to additional vesting of his or her PSU awards as described under “Retirement” above.

NEOs who are retirement eligible receive, upon retirement, continued vesting (in accordance with the original vesting schedule) of any then-unvested options and RSUs, without regard to the occurrence of a qualifying termination. Accordingly, a qualifying termination would not result in any incremental vesting of any stock options or RSUs as a result of such termination of a retirement-eligible NEO. See “Outstanding Equity Awards at Fiscal Year End” table above for information regarding unvested options and RSUs.

The following table shows the payments and benefits each Current Officer NEO would receive on account of the occurrence of a qualifying termination on the last business day of our fiscal year outside of a change in control. Mr. Fawzy's departure constituted a qualifying termination from the Company during the 2024 fiscal year. As such, the amounts included in following table for Mr. Fawzy represent amounts he actually received pursuant to his Separation and Release Agreement; provided that, the amounts for both “Performance Stock Units” and “Cash LTI” are estimates of payouts under such incentive plans based on the Company attaining target levels of performance under each plan.

QUALIFYING TERMINATION OUTSIDE OF A CHANGE IN CONTROL	MR. BLANKENSHIP	MR. LACEY	MR. CROMWELL	MR. HOBBS	MR. VOSKUIL	MR. FAWZY(4)
Base Salary($)	1,145,000	600,000	676,000	587,000	550,000	530,000
Annual Target Bonus($)	1,374,000	480,000	540,800	469,600	440,000	397,500
Pro Rata Bonus($)	1,726,516	589,085	681,427	591,742	550,594	248,207
Stock Options($)(1)	—	96,788	2,746,095	191,409	—	1,354,271
Restricted Stock Units($)(1)	6,042,288	340,478	644,977	6,761,338	—	163,253
Performance Stock Units($)(2)(3)	3,310,095	232,275	338,711	145,141	435,424	129,562
Cash LTI($)(2)	366,630	—	174,996	—	121,321	162,170
12 Months Continued Health & Welfare Benefit Coverage($)	57,000	57,000	57,000	57,000	57,000	57,000
Total($)	14,021,529	2,395,626	5,860,006	8,803,230	2,154,339	3,041,963
(1)
Reflects the market price on the last day of the year and (where applicable) the exercise price of the option.
(2)
The values for the Cash LTI awards is based on the Company attaining target level of performance for the one remaining open Cash LTI performance period. The value for the PSUs represents the shares that would have been earned assuming target performance, with a market price as of the last trading day of the fiscal year.
(3)
As noted above, for non-retirement eligible NEOs, this benefit is only available on a termination without Cause.
(4)
Pursuant to his Separation and Release Agreement, Mr. Fawzy received a lump sum cash severance payment of $927,500, representing the sum of his base salary and target bonus for fiscal year 2024. He was eligible to receive cash payments under both the annual bonus and Cash LTI plan with resulting payments, if any, based on the achievement of previously established targets under each such plan. With respect to the fiscal 2024 annual bonus, the payout was prorated to 45.48% of what he otherwise would have earned had he remained an employee for the

Executive Compensation

entirety of fiscal year 2024, such proration representing his number of completed days in fiscal year 2024. With respect to the Cash LTI Plan, he will receive payouts (if any) for the two open Cash LTI performance cycles, with such payouts prorated at 81.75% for the cycle ending fiscal 2024, and 48.45% for the cycle ending fiscal 2025. The Company provided Mr. Fawzy a one-time payment of $57,000, approximating the costs of (and in lieu of providing) continued healthcare benefits for a twelve-month period. Mr. Fawzy received (i) continued vesting of his outstanding stock option and RSU awards that are scheduled to vest within 12 months following the effective date of his termination with the Company, and (ii) continued exercisability, for their respective remaining 10-year terms, of all of his vested and unexercised stock options. In addition, in recognition of Mr. Fawzy’s 17 years of dedicated service to the Company and the proximity of his departure to the date on which he would have received retirement treatment of his equity awards, (i) all of his outstanding stock option and RSU awards previously granted to him that are not scheduled to vest within 12 months following the effective date of his termination with the Company will also continue to vest based on the original vesting schedule, and all such awards constituting stock options shall continue to be exercisable for their respective remaining ten-year terms, and (ii) he will receive a payout (if any) under his PSU awards based on the actual achievement of the applicable performance goal during the performance period ending in fiscal 2027, prorated at 29.86%. In connection with the modifications to Mr. Fawzy’s stock option, RSU, and PSU awards, we incurred accounting charges in the total aggregate amount of $632,067. The amounts for Mr. Fawzy for “Base Salary”, “Annual Target Bonus”, “Pro Rata Bonus” and “12 Months Continued Health & Welfare Benefit Coverage” represent amounts he actually received pursuant to his Separation and Release Agreement. The amounts for “Cash LTI” and “Performance Stock Units” are estimated payouts based on the Company attaining target levels of performance under those plans.

Qualifying Termination in Connection with a Change in Control

The Severance Agreements generally entitle an NEO who experiences a qualifying termination of employment in connection with a change in control to the following benefits:

•
a lump sum payment equal to the sum of (i) any unpaid base salary, accrued vacation pay, unreimbursed business expenses, and any other amounts previously earned by and owed to the eligible employee; (ii) two times the greater of NEO’s then current base salary and base salary in effect immediately prior to the change in control; (iii) two times the greater of the target bonus under the then current year’s annual incentive award and the annual incentive award in place for the most recent year that ended prior to the change in control; (iv) the estimated cost to the Company (less the eligible employee’s premium co-pay obligations) to provide the NEO with two years of health and welfare benefit coverage under Company-provided plans; (v) two years of contributions the Company would have made on behalf of the executive to its tax-qualified defined contribution retirement plan(s) under the NEO’s then current rate of compensation and based on prior year discretionary contribution percentages;
•
the greater of the actual amount the NEO would have earned, if any, under the then-current year's annual incentive award based on on-track performance and the then current year’s target annual incentive award, each prorated based on the portion of the year before the qualifying termination of employment; and
•
the greater of the actual amount the NEO would have earned, if any, for any open Cash LTI cycles based on on-track performance and the target Cash LTI award amount for any open Cash LTI cycles, each prorated based on the portion of the performance cycle before the qualifying termination of employment.

Additionally, the NEO’s unvested time-based equity compensation awards that are scheduled to vest based on continued employment (specifically excluding any awards that remain subject to performance goals that have not been achieved) would be accelerated and immediately vest, and any vested unexercised stock options would be exercisable for the remaining life of the option (subject to earlier termination as provided in the applicable plan or award agreement).

In addition and also in the event of a qualifying termination in connection with a change in control, each NEO’s PSU award agreement entitles such NEO to vesting of any “earned” PSUs. In the event of a change in control, the number of earned PSUs shall be determined based on the higher of target and actual performance to date.. Notwithstanding the foregoing, if the NEO’s employment ends for any reason other than a termination for cause

Executive Compensation

while the NEO is retirement-eligible, such NEO shall be entitled to additional vesting of his or her PSU awards as described under “Retirement” above.

NEOs who are retirement eligible receive, upon retirement, continued vesting (in accordance with the original vesting schedule) of any then-unvested options and RSUs, even in the absence of a change in control. Accordingly, a change in control would not result in any incremental vesting of any stock options or RSUs for such retirement-eligible NEOs, although it would result in immediate vesting of such options and RSUs. See “Outstanding Equity Awards at Fiscal Year End” table above for information regarding unvested options and RSUs.

The following table describes the payments and benefits each Current Officer NEO would receive on account of the occurrence of a change in control and qualifying termination of employment on the last business day of our fiscal year.

CHANGE IN CONTROL	MR. BLANKENSHIP	MR. LACEY	MR. CROMWELL	MR. HOBBS	MR. VOSKUIL
200% of Base Salary($)	2,290,000	1,200,000	1,352,000	1,174,000	1,100,000
200% of Annual Target Bonus($)	2,748,000	960,000	1,081,600	939,200	880,000
Pro Rata Bonus($)	1,726,516	589,085	681,427	591,742	550,594
Stock Options($)(1)	—	290,365	4,522,209	574,228	—
Restricted Stock Units($)(1)	6,042,288	2,016,877	1,934,588	8,451,195	—
Performance Stock Units($)(2)	3,909,983	823,109	1,200,288	514,335	514,335
Cash LTI($)(2)	366,630	—	174,996	—	121,321
200% of Retirement Savings Plan and Executive Benefit Plan Employer Contributions in Most Recent Plan Year($)	210,350	78,188	126,047	109,650	128,230
24 Months Continued Health & Welfare Benefit Coverage($)	114,000	114,000	114,000	114,000	114,000
Total($)(3)	17,407,767	6,071,624	11,187,155	12,468,350	3,408,480
(1)
Reflects the market price on the last day of the year and (where applicable) the exercise price of the option.
(2)
The values for the Cash LTI awards are based on the Company attaining target level of performance for the one remaining open Cash LTI performance period. The value for the PSUs represents the shares that would have been earned assuming target performance, with a market price as of the last trading day of the fiscal year.
(3)
The Severance Agreements also include a “modified cut-back” provision such that any payments that constitute “excess parachute payments” under Section 280G of the Code may be reduced to an amount that does not trigger the applicable excise taxes, to the extent such reduced amount is larger than the amount the NEO would have received on a present-value net-after-tax basis (including excise taxes) absent such a reduction. The amounts above assume no cutbacks are applied.

Executive Compensation

Severance Agreement Defined Terms

For purposes of this discussion, the terms identified above are generally defined as follows:

Cause

Generally means the NEO’s:

•
willful and continued failure to perform his or her duties;
•
commission of an act materially and demonstrably detrimental to the financial condition and/or goodwill of the Company and that constitutes gross negligence or willful misconduct in the performance of his or her duties;
•
commission of any material act of dishonesty or breach of trust resulting to intended to result in personal gain of the NEO at the expense of the Company; or
•
conviction of a felony of moral turpitude.

Good Reason

Generally means the any of the following with respect to an NEO:

•
material diminution in authorities, duties, or responsibilities;
•
a change in principal job location in excess of 50 miles from the NEO’s principal job location at any time during the 12 month period preceding a change in control;
•
a reduction of the NEO’s base salary or overall compensation by more than 10% during the change in control period (i.e., within three months prior to or two years following a change in control);
•
a reduction of the NEO’s base salary or overall compensation by more than 15% outside of the change in control period and excluding a reduction that is applied contemporaneously to all executive officers;
•
failure of the Company to obtain an agreement from a successor company to assume the Severance Agreement; or
•
a material breach of the Severance Agreement by the Company.

Change in Control

Generally means any of the following events:

•
the acquisition by a person or group of beneficial ownership of 30% or more of the Company’s outstanding common stock;
•
a change in the composition of the Board during any consecutive 12-month period, so that existing Board members and their approved successors do not constitute a majority of the Board;
•
the Company’s stockholders approve a merger, consolidation, sale of assets, or share exchange, and in any such case, which is consummated and results in the Company’s stockholders owning less than 51% of the combined voting power of the surviving corporation following the transaction; or
•
the sale of 40% or more of the Company’s assets during any consecutive 12-month period, unless the Company’s shareholders prior to the sale hold 51% or more of the voting power of the Company following the transaction and at least a majority of the members of the Board following the transaction(s) were members of the Incumbent Board prior to the transaction(s).

Pay Ratio Disclosure

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, we are providing the following information about the ratio of the annualized total compensation of our CEO Mr. Blankenship, and the annual total compensation of our median employee (such ratio generally, the “CEO Pay Ratio”).

For the year ended September 30, 2024, the total compensation for Mr. Blankenship was $11,177,865, as reported in the “Total” column of the Summary Compensation Table in this proxy statement, and the annual total compensation for our median employee was $63,650. As such, our fiscal year 2024 CEO Pay Ratio was approximately 176 to 1.

Executive Compensation

In accordance with SEC rules, we identified the median employee as of July 1, 2023 by (i) aggregating for each applicable employee for the 12 month period from July 1, 2022 through June 30, 2023 (A) regular pay received, (B) overtime paid, (C) pay premiums or differentials received, (D) sick pay received, (E) on-call pay received, and (F) vacation pay received, and (ii) ranking this aggregate compensation measure for our employees from lowest to highest. Annualizations were performed for employees hired during fiscal 2023. All non-U.S. currencies were converted to USD using exchange rates as of August 31, 2023 for the purposes of this calculation. This calculation was performed for all employees of Woodward excluding Mr. Blankenship, except as disclosed below.

For purposes of identifying the median employee, individuals (with corresponding number of employees) who were employed in Australia (3), Brazil (29), France (5), India (65), Italy (1), Japan (47), Korea (12), The Netherlands (13), Saudi Arabia (6), Singapore (55), United Arab Emirates (12), and The United Kingdom (76) were excluded from the employee population, for purposes of this disclosure, pursuant to the de minimis exemption as permitted by SEC rules. After taking into consideration the foregoing exceptions, on July 1, 2023, we had 6,205 U.S. employees and 2,066 non-U.S. employees. Ignoring application of the de minimis exemption, on the same date we had 6,205 U.S. employees and 2,390 non-U.S. employees.

There has been no change in our employee population or employee compensation arrangements since that median employee was identified that we believe would significantly impact our pay ratio disclosure.

Upon review of our median employee determination in fiscal year 2024, we determined that it was no longer appropriate to use the median employee identified in fiscal year 2023 because of a change in such employee’s circumstances that we believe would significantly change in our pay ratio disclosure. As permitted by SEC rules, we selected another employee whose compensation was substantially similar to the original median employee based on the compensation measure used to select the original median employee. We combined all of the elements of such employee’s compensation for fiscal year 2024 in accordance with the requirements of SEC rules, resulting in the annual total compensation for our median employee reported above.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

Pay vs. Performance

The following table sets forth (i) the compensation for Thomas A. Gendron, our principal executive officer (“PEO”) in fiscal year 2021 and fiscal year 2022 until May 9, 2022, (ii) the compensation for Charles P. Blankenship, our PEO since May 9, 2022, and (iii) the average compensation for our NEOs other than either of our PEOs (“non-PEO NEOs”). Such amounts are reported for fiscal years 2024, 2023, 2022 and 2021 (each a “Covered Year”), both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” (or “CAP”) to such individuals, as calculated in accordance with rules adopted by the SEC in August 2022. In the tables below, Mr. Gendron is referred to as “PEO 1” and Mr. Blankenship is referred to as “PEO 2”. “Compensation actually paid” does not reflect amounts actually realized by either of our PEOs and Non-PEO NEOs and may be higher or lower than amounts, if any, that are actually realized by such individuals. The table below also provides information for each Covered Year regarding our cumulative total shareholder return, the cumulative return of our peer group, our net income, and our Adjusted Earnings Per Share (“Adjusted EPS”). Additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made this year is described above in our “Compensation Discussion and Analysis”.

Executive Compensation

							Value of Initial Fixed $100 Investment Based on:
Fiscal Year	Summary Compensation Table Total for PEO 1 ($)	Compensation Actually Paid to PEO 1 ($)(1)(2)	Summary Compensation Table Total for PEO 2 ($)	Compensation Actually Paid to PEO 2 ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)(4)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(4)	Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return S&P 400 MidCap ($)(6)	Net Income ($)(in Thousands) (7)	Adjusted EPS ($)(8)
2024	N/A	N/A	$11,177,865	$18,875,282	$2,986,331	$4,404,508	$220	$178	$372,971	$6.11
2023	N/A	N/A	$7,615,536	$13,715,786	$3,054,183	$4,256,756	$158	$141	$232,368	$4.21
2022	$5,025,133	$16,989	$6,984,261	$5,891,379	$1,421,731	$365,530	$101	$122	$171,698	$2.75
2021	$5,611,439	$12,792,019	N/A	N/A	$2,385,323	$3,965,323	$142	$144	$208,649	$3.24
(1)
Compensation actually paid does not mean that our PEO was actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of summary compensation table total compensation under the methodology prescribed under the SEC’s rules, as shown in the adjustment table below.

Fiscal Year	2024
Summary Compensation Table Total for PEO 1 for Covered Year ($)	$0
Minus Grant Date Fair Value of Equity Awards in Summary Compensation Table for Covered Year ($)	$0
Plus Value, as of Covered Year End, of Equity Awards Granted During the Covered Year That Were Outstanding and Unvested at Covered Year End ($)	$0
Plus Year-over-Year Change in Fair Value, between the Immediately Prior Fiscal Year End and the Covered Fiscal Year End, of Outstanding and Unvested Equity Awards that Were Granted in Previous Fiscal Years ($)	$0
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year ($)	$0
Plus Change in Fair Value, between the Vesting Date and the End of the Immediately Prior Fiscal Year, of Equity Awards Granted in Prior Fiscal Years that Vested in the Covered Year ($)	$0
Minus Fair Value at the End of the Immediately Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year ($)	$0
Plus Value of Dividends or other Earnings Paid on Stock Option Awards in the Covered Year not Otherwise Reflected in Fair Value or Total Compensation ($)	N/A
Compensation Actually Paid to PEO 1 in the Covered Year ($)	$0

Fiscal Year	2024
Summary Compensation Table Total for PEO 2 for Covered Year ($)	$11,177,865
Minus Grant Date Fair Value of Equity Awards in Summary Compensation Table for Covered Year ($)	$7,202,743
Plus Value, as of Covered Year End, of Equity Awards Granted During the Covered Year That Were Outstanding and Unvested at Covered Year End ($)	$9,566,107
Plus Year over Year Change in Fair Value, between the Immediately Prior Fiscal Year End and the Covered Fiscal Year End, of Outstanding and Unvested Equity Awards that Were Granted in Previous Fiscal Years ($)	$4,814,421
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year ($)	$0
Plus Change in Fair Value, between the Vesting Date and the End of the Immediately Prior Fiscal Year, of Equity Awards Granted in Prior Fiscal Years that Vested in the Covered Year ($)	$409,241
Minus Fair Value at the End of the Immediately Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year ($)	$0
Plus Value of Dividends or other Earnings Paid on Stock Option Awards in the Covered Year not Otherwise Reflected in Fair Value or Total Compensation ($)	$110,392
Compensation Actually Paid to PEO 2 in the Covered Year ($)	$18,875,282

(2)
For purposes of the adjustments to determine “compensation actually paid”, we computed the fair value of stock option awards and restricted stock units in accordance with ASC 718 as of the end of the relevant fiscal year, other than fair values of equity awards that vested in the Covered Year, which are valued as of the applicable vesting date. The valuation assumptions used in the calculation of such amounts are set forth in Note 21 of Woodward’s financial statements in its Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed with the SEC on November 26, 2024.
(3)
This figure is the average of the summary compensation table total compensation for the non-PEO NEOs in each listed year. The names of the non-PEO NEOs for each Covered Year are: for 2024, William F. Lacey, Thomas G. Cromwell, A. Christopher Fawzy, Randy Hobbs, and Terence J. Voskuil; for 2023, Mark D. Hartman, Thomas G. Cromwell, A. Christopher Fawzy, Sagar A. Patel, Bill F. Lacey, Randy Hobbs, and Roger A. Ross; for 2022, Mark D. Hartman, Thomas

Executive Compensation

G. Cromwell, A. Christopher Fawzy and Sagar A. Patel; and for 2021, Thomas G. Cromwell, Sagar A. Patel., Roger A. Ross, and Robert F. Weber, Jr.
(4)
This figure is the average of compensation actually paid for the non-PEO NEOs in each Covered Year. Compensation actually paid does not mean that these NEOs were actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of summary compensation table total compensation under the methodology prescribed under the SEC's rules, as shown in the adjustment table below.

Fiscal Year	2024
Average Summary Compensation Table Total for Non-PEO NEOs in Covered Year ($)	$2,986,331
Minus Non-PEO NEO Average Grant Date Fair Value of Equity Awards in Summary Compensation Table for Covered Year ($)	$1,475,338
Plus Non-PEO NEO Average Value, as of Covered Year End, of Equity Awards Granted During Covered Year That Were Outstanding and Unvested at Covered Year End ($)	$1,719,100
Plus Non-PEO NEO Average Change in Fair Value, between the Immediately Prior Fiscal Year End and the Covered Fiscal Year End, of Outstanding and Unvested Equity Awards that Were Granted in Previous Fiscal Years ($)	$1,143,219
Plus Non-PEO NEO Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year ($)	$0
Plus Non-PEO NEO Average Change in Fair Value, between the Vesting Date and the End of the Immediately Prior Fiscal Year, of Equity Awards Granted in Prior Fiscal Years that Vested in the Covered Year ($)	$10,030
Minus Non-PEO NEO Average Fair Value at the End of the Immediately Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year ($)	$0
Plus Value of Dividends or other Earnings Paid on Stock Option Awards in the Covered Year not Otherwise Reflected in Fair Value or Total Compensation ($)	$21,167
Average Compensation Actually Paid to Non-PEO NEOs in the Covered Year ($)	$4,404,508
(5)
Total shareholder return is calculated by assuming that a $100 investment was made on at the close of trading on September 30, 2020 and reinvesting all dividends until the last day of each reported fiscal year.
(6)
The peer group used is the S&P MidCap 400, as used in the Company's performance graph in our annual report. Total shareholder return is calculated by assuming that a $100 investment was made at the close of trading on September 30, 2020 and reinvesting all dividends until the last day of each reported fiscal year.
(7)
The dollar amounts reported are the Company's net income reflected in the Company’s audited financial statements.
(8)
In the Company's assessment, Adjusted EPS was identified as the most important financial performance measure used by us in fiscal year 2024 to link compensation actually paid to performance. Our definition of Adjusted EPS is described in the “Compensation Discussion and Analysis”.

List of Financial Performance Measures

As described in greater detail in the “Compensation Discussion and Analysis,” the Company’s executive compensation program and practices are designed to reinforce our pay-for-performance philosophy and align with sound governance principles. The metrics that the Company uses for both our short-term and long-term incentive awards are selected to promote alignment with our business strategy and to incentivize our NEOs toward long-term stockholder value creation. The financial performance measures identified as the most important and used by the Company to link executive “compensation actually paid” to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance are as follows:

•
Adjusted EPS
•
Adjusted Free Cash Flow
•
Return on Capital

Adjusted EPS, Adjusted Free Cash Flow and Return on Capital are non-GAAP financial measures. For more information on how Adjusted EPS is calculated, see the section titled “Non-U.S. GAAP Measures” in Item 7, Management’s Discussion and Analysis of Financial Conditions and Results of Operations, in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed with the SEC on November 26, 2024. For more information on how Adjusted Free Cash Flow is calculated, see “Annex A: Adjusted and Non-U.S. GAAP Financial Measures” at the end of this proxy statement. In fiscal year 2024, and solely for the purposes of calculating performance under the EIP, a further downward adjustment was made to Adjusted EPS and Adjusted

Executive Compensation

Free Cash Flow in respect of unusual income from the Company’s China on-highway business totaling in excess of 2% of the Company’s net earnings for the fiscal year; see “Short-Term Incentive Compensation” under “Compensation Discussion and Analysis” for additional information. "Return on Capital" means net income, adjusted for accounting changes and after-tax interest expense, divided by the sum of total debt, shareholder’s equity, and minority interest. As noted above, in the Company’s assessment, Adjusted EPS was identified as the most important financial performance measure we used in fiscal year 2024 to link compensation actually paid to performance.

Relationship Descriptions

The following graphs illustrate the relationship between compensation actually paid for the Covered Years and (i) our cumulative total shareholder return and our peer group’s cumulative total shareholder return, (ii) our net income, and (iii) our Adjusted EPS.

CAP vs. TSR
$143.7
$141.9
$121.8
$158.1
$219.6
$178.3
$140.7
$101.3
$12.8M
$4.0M
$5.9M
$0.0M
$0.4M
$13.7M
$0.0M
$4.3M
$18.9M
$4.4M
2021
2022
2023
2024
Compensation Actually Paid (PEO 1)
Compensation Actually Paid (PEO 2)
Avg. Compensation Actually Paid (Non-CEO NEO)
Company TSR
Peer Group TSR (S&P 400 MidCap)

Executive Compensation

CAP vs. Net Income
$373.0M
$18.9M
$232.4M
$208.6M
$171.7M
$13.7M
$12.8M
$5.9M
$4.0M
$4.3M
$4.4M
$0.0M
$0.4M
$0.0M
2021
2022
2023
2024
Compensation Actually Paid (PEO 1)
Compensation Actually Paid (PEO 2)
Avg. Compensation Actually Paid (Non-CEO NEO)
Net Income (millions)

Executive Compensation

Equity Compensation Plan Information

The below table describes the total number of stock options that were awarded under the expired 2006 Omnibus Incentive Plan and the 2017 Omnibus Incentive Plan, and remain outstanding, as well as the number of shares of Woodward securities remaining available for future grants as of September 30, 2024.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS($)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN THE FIRST COLUMN)
Equity compensation plans approved by security holders	3,957,949(1)	86.03(2)	2,147,116(3)
Equity compensation plans not approved by security holders	—	—	—
Total	3,957,949(1)	86.03(2)	2,147,116(3)

(1)
This column reflects 3,578,147 shares issuable upon the exercise of outstanding stock options, 317,859 shares issuable upon the vesting and payment of RSUs, and 61,943 shares issuable upon the vesting and payment of outstanding PSUs, assuming target performance.
(2)
Excludes the RSUs and PSUs referred to in footnote 1 because they have no exercise price.
(3)
Calculated under the share counting formula applicable under the 2017 Omnibus Incentive Plan.

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the accounting firm of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025. The decision of the Audit Committee to appoint Deloitte & Touche LLP was based on careful consideration of the firm’s qualifications as an independent registered public accounting firm. Deloitte & Touche LLP was originally selected by the Audit Committee as the Company’s independent registered public accounting firm effective December 6, 2007.

Although the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, the Audit Committee and the Board are requesting, as a matter of policy, that stockholders ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the appointment, the Audit Committee would consider the reasons for the stockholders’ rejection and would determine whether to retain Deloitte & Touche LLP or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A proposal to ratify the appointment of Deloitte & Touche LLP for the current year will be presented at the Annual Meeting. A representative from Deloitte & Touche LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement, if he or she desires to do so, and be available to answer appropriate questions.

Your Board unanimously recommends a vote “FOR” the ratification of the appointment of the independent registered public accounting firm presented in Proposal 3.

Audit Committee Report to Stockholders

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate this proxy statement in whole or in part, the information set forth above under “Board Meetings and Committees — Audit Committee,” relating to the charter of the Audit Committee and the independence of the Audit Committee members, and the following report shall not be deemed to be “soliciting material” or “filed” with the SEC or incorporated by reference into any such previous or future filings.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process and compliance with the Sarbanes-Oxley Act on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal control over the Company’s financial reporting.

Based on the review and discussions referred to in this report, we recommended to the Board that the audited financial statements for the year ended September 30, 2024, be included in the Company’s Annual Report on Form 10-K filed with the SEC for the year ended September 30, 2024. Our recommendation was based on our review and discussion of the audited financial statements with management, and our discussions with Deloitte & Touche LLP, the independent registered public accounting firm that audited the financial statements.

In addition, our recommendation was based on our discussion with Deloitte & Touche LLP of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”)

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

and the SEC. We also discussed with Deloitte & Touche LLP their independence, and received from them the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. We based our recommendation on the foregoing discussions, disclosures and considerations.

Audit Committee:	Rajeev Bhalla, Chairman
John D. Cohn
Mary D. Petryszyn
Gregg C. Sengstack

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. Pursuant to its written policy, the Audit Committee specifically pre-approves on a case-by-case basis all audit and permitted non-audit services provided by the independent registered public accounting firm, including the fees and terms for those services. In situations where approval of such services is required prior to the next regularly scheduled meeting of the Audit Committee, the Audit Committee has delegated authority to approve such services to the Chairman of the Audit Committee. The independent registered public accounting firm is prohibited from performing the non-audit services identified by the SEC and the Public Company Accounting Oversight Board as prohibited. The policy also requires management to periodically prepare reports for the Audit Committee on the Company’s use of the independent registered public accounting firm.

Fees Paid to Independent Registered Public Accounting Firm

The following table represents fees billed or expected to be billed for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company’s consolidated financial statements for fiscal years 2024 and 2023, and fees billed for other services rendered by Deloitte & Touche LLP during those same periods. All such fees were approved in accordance with the Pre-approval Policy described above.

YEAR ENDED SEPTEMBER 30	2024($)	2023($)
Audit Fees(1)	3,880,045	3,805,020
Audit Related Fees(2)	20,000	10,000
Tax Fees	406,453	946,375
All Other Fees	3,790	3,790
Total	4,310,288	4,765,185
(1)
For professional services rendered for the audits of our financial statements included in our Annual Report on Form 10-K for fiscal year 2024 and 2023, as well as reviews of our financial statements in our Quarterly Reports on Form 10-Q during fiscal year 2024 and 2023. Includes fees for statutory audits of $685,045 in fiscal year 2024 and $664,743 in fiscal year 2023.
(2)
Audit Related Fees consist of assurance and related services that are reasonably related to the performance of the audit of the financial statements. This category includes fees related to the preparation of SEC registration statements, as well as fees for other auditing procedures and issuance of special purpose reports.

In November 2024, the Audit Committee approved the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

ADDITIONAL INFORMATION

Stock Ownership of Directors and Executive Officers

The following table shows how much Woodward common stock was beneficially owned, as of November 15, 2024, by each director, each named executive officer of the Company, and all directors and executive officers as a group:

DIRECTORS	NUMBER OF SHARES(1)(2)	PERCENT (%)(1)
Rajeev Bhalla	7,019	*
John D. Cohn	60,251	*
David P. Hess	22,065	*
Daniel G. Korte	31,625	*
Eileen P. Paterson	30,435	*
Mary D. Petryszyn	1,967	*
Gregg Sengstack(3)	75,715	*
Tana L. Utley(4)	1,463	*
NAMED EXECUTIVE OFFICERS
Charles P. Blankenship, Jr.	81,167	*
William F. Lacey	2,194	*
Thomas G. Cromwell	125,337	*
Randall L. Hobbs	6,618	*
Terence J. Voskuil	42,077	*
A. Christopher Fawzy	118,429	*
All directors and executive officers as a group (14 persons)(5)	487,933	*
*Less than one percent

(1)
The number of shares outstanding for purposes of calculating the percentages shown includes shares (does not include fractional shares) allocated to participant accounts of named executive officers under the Woodward Retirement Savings Plan, as well as the EBP. The Woodward Retirement Savings Plan directs the Trustee to vote the Woodward shares allocated to participants’ accounts as directed by such participants. If voting instructions are not received, the Trustee is instructed to vote the shares held in the Plan in the same proportion as the shares for which the Trustee has received instructions.
(2)
In addition, the number of shares outstanding for purposes of calculating the percentages shown includes (i) the number of shares of our common stock that may be acquired by each person referenced through the exercise of options within 60 days of November 15, 2024, and (ii) the number of restricted stock units, if any, that will vest within 60 days of November 15, 2024, each in accordance with the rules of the SEC. The below table summarizes all shares that may be acquired through the exercise of options within 60 days of November 15, 2024.

ADDITIONAL INFORMATION

Table to footnote (2) above:

DIRECTORS	NUMBER OF SHARES
Rajeev Bhalla	5,240
John D. Cohn	40,251
David P. Hess	6,665
Daniel G. Korte	28,940
Eileen P. Paterson	28,940
Mary D. Petryszyn	1,319
Gregg Sengstack	43,265
Tana L. Utley	1,319
NAMED EXECUTIVE OFFICERS
Charles P. Blankenship, Jr.	72,894
William F. Lacey	2,074
Thomas G. Cromwell	119,094
Randall L. Hobbs	6,482
Terence J. Voskuil	36,835
A. Christopher Fawzy	114,503

(3)
Includes 15,000 shares held in the Dianne Sengstack 2020 Dynasty Trust, of which Mr. Sengstack is the trustee and retains sole voting and investment power.
(4)
Includes 81 shares held in the Kent R. Utley Revocable Trust, of which Ms. Utley’s spouse is the trustee. Ms. Utley has shared voting and investment power.
(5)
Total excludes Mr. Fawzy because he is no longer an executive officer of the Company as of the applicable date of this table.

ADDITIONAL INFORMATION

Persons Owning More than 5% of Woodward Common Stock

The following table shows how many shares of Woodward common stock were owned by each person known to us to own more than five percent of our common stock as of November 15, 2024:

OWNERSHIP OF COMMON STOCK
PRINCIPAL HOLDERS	NUMBER OF SHARES	PERCENT(%)
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	6,095,861(1)	10.3
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	5,758,261(2)	9.7
Capital Research Global Investors 333 South Hope Street, 55Th Fl. Los Angeles, California 90071	4,323,774(3)	7.3
Eagle Capital Management, LLC 499 Park Avenue, 17th Floor New York, NY 10022	3,927,270(4)	6.6

(1)
Based solely on a Schedule 13G filed with the SEC by BlackRock, Inc. (“BlackRock”) on January 24, 2024. BlackRock has sole voting power with respect to 5,954,396 shares of our common stock and sole dispositive power with respect to 6,095,861 shares of our common stock.
(2)
Based solely on a Schedule 13G filed with the SEC by The Vanguard Group, Inc. (“Vanguard”) on February 13, 2024. Vanguard has shared voting power with respect to 20,026 shares of our common stock, has sole dispositive power with respect to 5,681,468 shares of our common stock, and has shared dispositive power with respect to 76,793 shares of our common stock.
(3)
Based solely on a Schedule 13G filed with the SEC by Capital Research Global Investors (“Capital Research”) on February 9, 2024. Capital Research has sole voting power with respect to 4,309,315 shares of our common stock and sole dispositive power with respect to 4,323,774 shares of our common stock.
(4)
Based solely on a Schedule 13G filed with the SEC by Eagle Capital Management, LLC (“Eagle”) on February 14, 2024. Eagle has sole voting power with respect to 3,171,661 shares of our common stock and sole dispositive power with respect to 3,927,270 shares of our common stock.

Delinquent Section 16(a) Reports

Based upon a review of our records, all reports required to be filed pursuant to Section 16(a) of Exchange Act were filed on a timely basis.

Related Person Transaction Policies and Procedures

The Board adopted the Company’s Related Person Transaction Policies and Procedures (our “RPT Policy”), which provides that the Audit Committee will review and approve Interested Transactions (as described below). Our RPT Policy delegates the authority to act with respect to Interested Transactions that are valued below a stated threshold to the Chair of the Audit Committee.

Our RPT Policy defines an “Interested Transaction” with reference to transactions described in Item 404 of Regulation S-K promulgated by the SEC, which generally means a transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships or any material amendments or modifications thereto in which the Company (including any of its subsidiaries) was, is, or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has, or will have a direct or indirect interest.

ADDITIONAL INFORMATION

“Related Person” also is defined in our RPT Policy with respect to the definitions contained in Item 404 of Regulation S-K. Generally, “Related Persons” consist of any director or executive officer of the Company, any nominee for director, any holder of five percent or more of the Company’s common stock, or any immediate family member of any such persons. “Immediate family member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of any such person, and any person (other than a tenant or employee) sharing the household of such person. It may also include entities with which any of such persons have a relationship.

The approval procedures in our RPT Policy state that the Audit Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances. In addition, our RPT Policy states that, in connection with the approval or ratification of an Interested Transaction involving an outside director or nominee for director, the Audit Committee should consider whether such transaction would compromise such director’s status as: (1) an independent director under NASDAQ’s independence standards, (2) an “outside director” under Section 162(m) of the Internal Revenue Code (the “Code”) to the extent appropriate or a “non-employee director” under Rule 16b-3 under the Exchange Act, if such non-employee director serves on the Human Capital & Compensation Committee of the Board, or (3) an independent director under Rule 10A-3 of the Exchange Act, if such non-employee director serves on the Audit Committee of the Board. Our RPT Policy also identifies certain transactions that are deemed to be pre-approved, including transactions involving competitive bids, regulated transactions, and employee transactions. No director participates in any discussion for approval of a related party transaction for which he or she is an interested party other than is necessary to provide relevant information to the Audit Committee.

Woodward is not currently engaged in any Interested Transactions, and there are no currently proposed Interested Transactions, that would require disclosure under SEC rules or the RPT Policy.

Stockholder Communications With the Board of Directors

Stockholders may send communications to the Board by submitting a letter addressed to: Woodward, Inc., Attn: Corporate Secretary, 1081 Woodward Way, Fort Collins, Colorado 80524. The Board has instructed the Corporate Secretary to forward such communications to the Lead Director. The Board has also instructed the Corporate Secretary to review such correspondence and, at the Corporate Secretary’s discretion, not to forward correspondence which is deemed of a commercial or frivolous nature or inappropriate for Board consideration. The Corporate Secretary may also forward the stockholder communication within the Company to the Chief Executive Officer and President or to another executive officer to facilitate an appropriate response.

The Corporate Secretary maintains a log of all communications from stockholders and the disposition of such communications, which the directors review at least annually.

Stockholder Nominations and Proposals for 2025 Annual Meeting

Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in our proxy statement and form of proxy to be distributed in connection with next year’s annual meeting of stockholders (the "2025 Annual Meeting") must submit their proposals so that they are received by us at our principal executive offices no later than the close of business on August 8, 2025. Proposals should be sent to the attention of the Corporate Secretary. More information regarding stockholder proposals under Rule 14a-8, including procedural and substantive requirements and reasons why the Company may exclude the proposal from its proxy statement may be found in Rule 14a-8.

Under our Bylaws, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders (other than a proposal brought pursuant to SEC Rule 14a-8). These procedures provide that nominations for director and/or an item of business to be introduced at an annual meeting of stockholders must be submitted in writing to the Corporate Secretary of the Company at our principal executive offices by a stockholder of record on both the date of giving notice and the record date for the annual meeting. In general, our Bylaws require that such a notice for

ADDITIONAL INFORMATION

nominating a director or introducing an item of business at the 2025 Annual Meeting must be received not earlier than October 1, 2025 and not later than October 31, 2025. However, if the 2025 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2024 Annual Meeting, the notice must be received not later than the close of business on the tenth day following the date on which notice of the date of the 2025 Annual Meeting was mailed or public disclosure of the date of the 2025 Annual Meeting was made, whichever first occurs, or no less than 90 days or more than 120 days prior to the 2025 Annual Meeting. To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaws and SEC requirements. We will not consider any proposal or nomination that does not meet the Bylaws and SEC requirements for submitting a proposal or nomination.

In addition, a stockholder who desires to nominate director candidates for election at an annual meeting for the 2025 Annual Meeting, which is expected to be held in or about January 2026, must comply with the requirements of Rule 14a-19 by notifying our Corporate Secretary with regard to the intent to solicit proxies as required by Rule 14a-19 no later than November 30, 2025. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our bylaws as described above.

Notices of intention to nominate a director or present proposals at the 2025 Annual Meeting should be addressed to the Corporate Secretary, Woodward, Inc., 1081 Woodward Way, Fort Collins, Colorado 80524. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

Householding of Proxy Materials

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Notice or, if you have elected to receive hard copies, our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one Notice or one set of proxy materials and would like to request a separate copy of these materials or any other proxy materials in the future, please: (1) mail your request to Woodward, Inc., 1081 Woodward Way, Fort Collins, Colorado 80524, Attn: Corporate Secretary; (2) send an e-mail to investor.relations@woodward.com; or (3) call our Investor Relations department at 970-498-38490. Additional copies of the proxy materials will be sent within 30 days after receipt of your request. Similarly, you may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Annual Report on Form 10-K

You may obtain a free copy of our Annual Report on Form 10-K for the year ended September 30, 2024, filed with the SEC and available at its website at www.sec.gov. Please contact the Corporate Secretary, Woodward, Inc., 1081 Woodward Way, Fort Collins, Colorado 80524 or email investor.relations@woodward.com. This report is also available at www.proxydocs.com/WWD.

ADDITIONAL INFORMATION

Other Matters

Woodward is soliciting this proxy on behalf of its Board and will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the Notice and proxy materials. This solicitation is being made by mail, but also may be made personally or by facsimile, telephone, messenger, or via the internet. The Company has employed Morrow Sodali LLC, 333 Ludlow Street, 5thFloor, South Tower, Stamford, CT 06902, to solicit proxies for the Annual Meeting from brokers, bank nominees, other institutional holders, and certain individual stockholders. The Company has agreed to pay $10,000 plus the out-of-pocket expenses of Morrow Sodali LLC, for these services. The Company will also pay the regular charge of brokers and other nominees who hold shares of record for forwarding proxy material to the beneficial owners of such shares.

We are not aware of any additional matters to be acted upon at the meeting other than those discussed in this statement. If any other matter is presented, proxy holders will vote on the matter in their discretion.

By Order of the Board of Directors

WOODWARD, INC.

Karrie M. Bem

Corporate Secretary

December 6, 2024

Annex A: Adjusted and non-U.S. GAAP Financial Measures

Woodward, Inc. and Subsidiaries

RECONCILIATION OF NET EARNINGS TO ADJUSTED NET EARNINGS

(in thousands, except per share amounts)

	Year Ended September 30,
	2024		2023
	Net Earnings	Earnings Per	Net Earnings	Earnings Per
		Share		Share
Net earnings (U.S. GAAP)	$372,971	$6.01	$232,368	$3.78
Non-U.S. GAAP adjustments, net of tax:
Non-recurring gain related to a previous acquisition	(3,433)	(0.06)	—	—
Business development activities	4,456	0.07	—	—
Non-recurring charge related to a previous acquisition	3,129	0.05	—	—
Certain non-restructuring separation costs	2,013	0.04	1,661	0.03
Specific charge for excess and obsolete inventory	—	—	9,016	0.15
Product rationalization	—	—	7,896	0.13
Non-recurring charge related to customer collections	—	—	3,761	0.06
Restructuring charges	—	—	3,874	0.06
Total non-U.S. GAAP adjustments	6,165	0.10	26,208	0.43
Adjusted net earnings (Non-U.S. GAAP)	$379,136	$6.11	$258,576	$4.21

Woodward, Inc. and Subsidiaries

RECONCILATION OF NET CASH PROVIDED BY
OPERATING ACTIVITIES TO FREE CASH FLOW AND ADJUSTED FREE CASH FLOW

(Unaudited - in thousands)

	Year Ended September 30,
	2024	2023
Net cash provided by operating activities (U.S. GAAP)	$439,089	$308,543
Payments for property, plant and equipment	(96,280)	(76,500)
Free cash flow (Non-U.S. GAAP)	342,809	232,043
Cash received for a non-recurring matter related to a previous acquisition	(4,803)	—
Cash paid for business development activities	5,902	—
Cash paid for non-recurring matter unrelated to the ongoing operations of the businesses	2,725	—
Cash paid for certain non-restructuring separation costs	985	977
Cash paid for restructuring charges	—	5,207
Adjusted free cash flow (Non-U.S. GAAP)	$347,618	$238,227

Adjusted net earnings and adjusted earnings per share exclude, as applicable, (i) a non-recurring gain related to a previous acquisition, (ii) costs related to business development activities, (iii) a non-recurring charge related a previous acquisition, (iv) certain non-restructuring separation costs, (v) a specific charge for excess and obsolete inventory, (vi) product rationalization, (vii) a non-recurring charge related to customer collections, and (viii) restructuring charges. The product rationalization adjustment pertains to a non-recurring write-off of inventory and assets related to the elimination of certain product lines. The specific charge for excess and obsolete inventory pertains to a non-recurring process change that resulted in the identification and write down of certain excess inventory unrelated to product rationalization. The non-recurring charge related to customer collections pertains to a discrete process issue that was identified and corrected. The Company believes that these excluded items are short‐term in nature, not directly related to the ongoing operations of the business, and therefore, the exclusion of them illustrates more clearly how the underlying business of Woodward is performing.

A-1

Annex A: Adjusted and non-U.S. GAAP Financial Measures

Free cash flow is derived from net cash provided by or used in operating activities less payments for property, plant, and equipment. Adjusted free cash flow is free cash flow minus cash received for a non-recurring matter related to a previous acquisition, plus cash paid for (i) business development activities, (ii) a non-recurring matter unrelated to the ongoing operations of the business, (iii) certain non-restructuring separation costs and (iii) restructuring charges. Management believes these adjustments to free cash flow better portray Woodward’s operating performance.

Adjusted net earnings, adjusted net earnings per share, free cash flow, and adjusted free cash flow are financial measures not prepared and presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). Management uses free cash flow and adjusted free cash flow in reviewing the financial performance of Woodward’s various business segments and evaluating cash generation levels. The use of any of these non-U.S. GAAP financial measures is not intended to be considered in isolation of, or as a substitute for, the financial information prepared and presented in accordance with U.S. GAAP. Free cash flow and adjusted free cash flow do not necessarily represent funds available for discretionary use and is not necessarily a measure of our ability to fund our cash needs. Management’s calculations of adjusted net earnings, adjusted earnings per share, free cash flow, and adjusted free cash flow may differ from similarly titled measures used by other companies, limiting their usefulness as comparative measures.

A-2

Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number P.O. BOX 8016, CARY, NC 27512-9903 Logo Have the 12 digit control number located in the box above available when you access the website and follow the instructions Scan QR for digital voting Woodward, Inc. Annual Meeting of Stockholders For Stockholders of recordas of December 2, 2024 Wednesday, January 29, 2025 8:00 AM, Mountain Time Annual Meeting to be held live via internet - please visit www.proxydocs.com/WWD for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:00 AM, Mountain Time, January 29,2025. This proxy is being solicitedon behalf of the Board of Directors The undersigned hereby appoints Charles P. Blankenship, Jr. and William F. Lacey (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Woodward, Inc. which the undersigned is entitled to vote at said meetingand any adjournment thereof upon the mattersspecified and upon such other matters as may be properly broughtbefore the meetingor any adjournment thereof, conferring authority upon such true and lawful attorneysto vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORSRECOMMENDATION. This proxy, when properlyexecuted, will be voted in the manner directed herein.In their discretion, the "Named Proxies" are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.All votes for 401(k) participants must be receivedby 8:00 A.M., Mountain Time, January 27,2025.You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The "Named Proxies" cannot vote your shares unless you sign (on the reverseside) and return this card.Internet: www.proxypush.com/WWD Cast your vote online Have your Proxy Card ready Follow the simple instructionsto recordyour vote Phone: 1-866-829-5209 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must registerto attend the meeting online and/or participate at www.proxydocs.com/WWD PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSESIDE Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Woodward, Inc. AnnualMeeting of Stockholders logo Please make your marks like this: x THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE Elect as directors the three nomineesidentified in this proxy statement, each to serve for a term 1 of three years;1.01 Rajeev Bhalla 1.02 Eileen P.Paterson 1.03 Gregg C.Sengstack 2 Vote on an advisory resolution regarding the compensation of the Company'snamed executive 3 Ratify the appointment of Deloitte &Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2025; and officers; 4 Transact other business that properly comes before the meeting, or any postponement or adjournment thereof. for against abstain for against abstain BOARD OF DIRECTORS RECOMMENDS for for for for for You must registerto attend the meeting onlineand/or participate at www.proxydocs.com/WWD Authorized Signatures - Must be completed for your instructions to be executed.Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signingthe proxy card. Signature (and Title if applicable) Date Signature (if held jointly) Date

Your vote matters! Scan QR for digital voting Meeting Materials: Notice of Meeting, Proxy Statement, and Annual Report Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On January 29, 2025 For Stockholders of record as of December 2, 2024 Woodward, Inc. Annual Meeting of Stockholders Wednesday, January29, 20258:00 AM, Mountain Time Annual Meeting to be held live via internet - please visit www.proxydocs.com/WWD for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/WWD For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meetinggo to www.proxydocs.com/WWD To vote your proxy while visitingthis site, you will need the 12 digit control number in the box below.This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot.You cannot use this noticeto vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must requestone. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting,you must make this requeston or before January 17, 2025. To order paper materials, use one of the following methods. Internet: www.investorelections.com/WWD Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12digit control number(located below) in the subjectline. No other requests,instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions.SEE REVERSE FOR FULLAGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Logo Woodward, Inc. AnnualMeeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1 Elect as directorsthe three nomineesidentified in this proxy statement, each to serve for a term of three years 1.01 Rajeev Bhalla 1.02 Eileen P. Paterson 1.03 Gregg C. Sengstack 2. Vote on an advisory resolution regarding the compensation of the Company'snamed executive officers; 3. Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2025; and 4. Transact other businessthat properly comes before the meeting, or any postponement or adjournment thereof.